SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a party other than the registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

FALCONSTOR SOFTWARE, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of filing fee (check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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FALCONSTOR SOFTWARE, INC.

March 18, 2016

To Our Stockholders:
We invite you to attend our annual stockholders’ meeting on Wednesday, April 27, 2016 at our worldwide headquarters located at 2 Huntington Quadrangle, Suite 2S01, Melville, New York, at 9:00 a.m.
We are pleased to furnish proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while significantly lowering the costs of our annual meeting and conserving natural resources. On March 18, 2016, we mailed our stockholders a notice containing instructions on how to access our 2016 Proxy Statement and 2015 Annual Report and vote online. The notice also included instructions on how you can receive a paper copy of your annual meeting materials, including the notice of annual meeting, proxy statement, and proxy card. If you received your annual meeting materials by mail, the notice of annual meeting, proxy statement, and proxy card from our Board of Directors were enclosed. If you received your annual meeting materials via e-mail, the e-mail contained voting instructions and links to the proxy statement and the annual report on the Internet, both of which are available at www.proxy.falconstor.com.
This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.
Only stockholders of record at the close of business on March 1, 2016 will be entitled to vote at the annual meeting. Even if you only own a few shares, we want your shares to be represented at the annual meeting. We urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,

Gary Quinn	Eli Oxenhorn
President & Chief Executive Officer	Chairman of the Board of Directors

FALCONSTOR SOFTWARE, INC.
2 Huntington Quadrangle
Melville, NY 11747
_________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 27, 2016
________________
To Our Stockholders:
The 2016 Annual Meeting of Stockholders (“Annual Meeting”) of FalconStor Software, Inc. (the “Company”), a Delaware corporation, will be held at the Company’s headquarters at 2 Huntington Quadrangle, Suite 2S01, Melville, New York, commencing at 9:00 a.m. (EDT) on Wednesday, April 27, 2016, to consider and to vote on the following matters described in this notice and the accompanying Proxy Statement:

1)	To elect two directors to the Company’s Board of Directors to three-year terms and until the directors’ successors are elected and qualified;

2)	To approve the FalconStor Software, Inc., 2016 Incentive Stock Plan;

3)	To approve the FalconStor Software, Inc., 2016 Outside Directors Equity Compensation Plan;

4)	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2016; and

5)	Any other matters that properly come before the Annual Meeting.
At the Annual Meeting, the Company intends to nominate Gary Quinn and Barry Rubenstein for election to the Board of Directors. Mr. Quinn and Mr. Rubenstein are currently members of the Company’s Board of Directors. For more information concerning the nominees, please see the Proxy Statement.
The Board of Directors has fixed the close of business on March 1, 2016 as the record date for determination of stockholders entitled to vote at the Annual Meeting or any adjournment thereof, and only record holders of common stock at the close of business on that day, and holders of our Series A convertible preferred stock, will be entitled to vote. At the record date, 41,769,947 shares of common stock were outstanding and the Series A convertible preferred stock could vote an additional 7,317,073 shares. Each share of the Series A convertible preferred stock is entitled to a number of votes per share equal to the number of shares of common stock issuable upon conversion of a share Series A convertible preferred stock, based on an assumed conversion price of $1.23 per share.
To assure representation at the Annual Meeting, stockholders are urged to return a proxy as promptly as possible. You may return the proxy by signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid envelope, or online at www.proxyvote.com, or by telephone. If returning your proxy by online vote or telephone, please follow the instructions on the Voting Information Form. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.
If you plan to attend the Annual Meeting in person, we would appreciate your response by indicating so when returning the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 27, 2016. The proxy statement and the annual report to security holders are available at http://proxy.falconstor.com.

By Order of the Board of Directors,

Dated:	Melville, NY	Louis J. Petrucelly
	March 18, 2016	Executive Vice President, Chief Financial Officer and Treasurer

FALCONSTOR SOFTWARE, INC.
2 Huntington Quadrangle
Melville, New York 11747
_________________

2016 PROXY STATEMENT

GENERAL INFORMATION
This proxy statement contains information related to the Annual Meeting of stockholders (“Annual Meeting”) of FalconStor Software, Inc. (the “Company”, "we", "our"), to be held on Wednesday, April 27, 2016 beginning at 9:00 a.m. (EDT), at the Company’s headquarters at 2 Huntington Quadrangle, Suite 2S01, Melville, New York, and at any postponements or adjournments thereof.
ABOUT THE MEETING
What is the Purpose of the Annual Meeting
At the Company’s Annual Meeting, stockholders will hear an update on the Company’s operations, have a chance to meet some of its directors and executives and will act on the following matters:

1)	To elect two directors to the Company’s Board of Directors (the "Board") to three-year terms and until the directors’ successors are elected and qualified;

2)	To approve the FalconStor Software, Inc., 2016 Incentive Stock Plan;

3)	To approve the FalconStor Software, Inc., 2016 Outside Directors Equity Compensation Plan;

4)	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2016; and

5)	Any other matters that properly come before the Annual Meeting.

Who May Vote; Provision of Materials

Stockholders of the Company as recorded in our stock register on March 1, 2016 (the “Record Date”), may vote at the Annual Meeting. We have only one class of voting shares. The holder of our Series A convertible preferred stock votes along with this class. As of the Record Date, we had 41,769,947 shares of common stock eligible to vote and the Series A convertible preferred stock could vote an additional 7,317,073 shares. Each share of the Series A convertible preferred stock is entitled to a number of votes per share equal to the number of shares of common stock issuable upon conversion of a share of Series A convertible preferred stock, based on an assumed conversion price of $1.23 per share.

We are pleased to furnish proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while significantly lowering the costs of our Annual Meeting and conserving natural resources. On March 18, 2016, we mailed our stockholders a notice containing instructions on how to access our 2016 Proxy Statement and 2015 Annual Report and vote online. The notice also included instructions on how you can receive a paper copy of your Annual Meeting materials, including the notice of Annual Meeting, proxy statement, and proxy card. If you received your Annual Meeting materials by mail, the notice of Annual Meeting, proxy statement, and proxy card from our Board of Directors were enclosed. If you received your Annual Meeting materials via e-mail, the e-mail contained voting instructions and links to the proxy statement and the annual report on the Internet, both of which are available at www.proxy.falconstor.com.

How to Vote

You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting. To vote by proxy, you can mail the enclosed card, you can call the phone number on the Voting Instruction Form you received, or you can vote at www.proxyvote.com. If voting by phone or by the Internet, have your Voting Instruction Form in hand and follow the instructions.

How Proxies Work
Our Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against the proposals or abstain from voting.
Proxies submitted will be voted by the individuals named on the proxy card in the manner you indicate. If you give us your proxy but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors recommendations, i.e., in favor of our director nominees, in favor of the FalconStor Software, Inc., 2016 Incentive Stock Plan, in favor of the FalconStor Software, Inc., 2016 Outside Directors Equity Compensation Plan and in favor of the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm.
You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest proxy card we receive from you will determine how we will vote your shares.
Revoking a Proxy
There are three ways to revoke your proxy. First, you may submit a new proxy with a later date up until the existing proxy is voted. Second, you may vote in person at the Annual Meeting. Last, you may notify our Chief Financial Officer in writing at 2 Huntington Quadrangle, Suite 2S01, Melville, New York 11747.
Quorum
In order to carry on the business of the Annual Meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the Annual Meeting, either by proxy or in person. Shares that we own are not voted and do not count for this purpose.
Votes Needed
The director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seats of our directors. For the other proposals to be approved, we require the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Votes that are withheld from voting on a proposal will be excluded entirely and will have no effect in determining the quorum or the plurality or the majority of votes cast. Abstentions count for quorum purposes only and not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal. Brokers that do not receive instructions are not entitled to vote on the election of the directors or on the proposals to approve the FalconStor Software, Inc., 2016 Incentive Stock Plan and the FalconStor Software, Inc., 2016 Outside Directors Equity Compensation Plan. Brokers are entitled to vote on the ratification of the auditors.
Attending in Person
Only stockholders, their proxy holders, and our invited guests may attend the Annual Meeting. For security purposes, all persons attending the Annual Meeting must bring identification with photo. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership to the Annual Meeting. For example, you could bring an account statement showing that you owned shares of the Company's common stock as of the Record Date as acceptable proof of ownership.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information concerning ownership of the Company's common stock outstanding at March 1, 2016, by (i) each person known by the Company to be the beneficial owner of more than five percent of its common stock, (ii) each director and nominee for director, (iii) each of the Named Executive Officers identified in the summary compensation table, and (iv) all directors, nominees for director and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage of Class (2)
Martin Hale, Hale Fund Management, LLC Hale Capital Management, LP, Hale Capital Partners, LP, HCP-FVA, LLC (3)	9,731,098	19.2%

Nantahala Capital Management, LLC (4)	4,670,085	11.2%

Barry Rubenstein (5)	2,815,538	6.7%

Marilyn Rubenstein (6) c/o Barry Rubenstein	2,815,538	6.7%

Irwin Lieber (7)	1,977,827	4.7%

Eli Oxenhorn (8)	1,106,000	2.6%

Steven R. Fischer (9)	135,000	*

Alan W. Kaufman (10)	125,000	*

Michael P. Kelly (11)	60,000	*

Gary Quinn (12)	2,041,500	4.7%

Louis J. Petrucelly (13)	805,200	1.9%

Alan Komet (14)	238,215	*

All Directors, Nominees for Director and Executive Officers as a Group (15) (9 persons)	19,035,378	35.6%

*Less than one percent

(1)
A person is deemed to be the beneficial owner of voting securities over which the person has voting power or that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities, or upon the lapse or the removal of all restrictions on shares of restricted stock. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days from the Record Date) have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2)	Based upon shares of common stock outstanding at the Record Date, March 1, 2016, of 41,769,947.

(3)
Based on information contained in Forms 4 and a report on Schedule 13D filed by Mr. Hale, Hale Fund Management, LLC (“Fund Management”), Hale Capital Management, LP (“Capital Management”), Hale Capital Partners, LP (“Hale Capital”), and HCP-FVA, LLC (“HCP-FVA”). Consists of (i) 929,582 shares of common stock held by Hale Capital and HCP-FVA and 3,300 shares of common stock held by Mr. Hale for the benefit of Hale Capital, (ii) 16,700 shares of restricted stock held by Mr. Hale for the benefit of Hale Capital, and (iii) 900,000 shares of Series A convertible preferred stock held by HCP-FVA, which equates to 8,781,516 shares of common stock on an as-converted basis (without giving effect to the 9.99% blocker contained in the Certificate of Designations, Preferences and Rights of the Series A convertible preferred stock ("Certificate of Designations")), held by HCP-FVA, and equates to 7,317,073 shares of common stock on an as-converted voting basis. The percentage ownership of Mr. Hale, Fund Management, Capital Management, Hale Capital and HCP-FVA is calculated on the basis of 41,769,947 shares of common stock outstanding plus 8,781,516 shares. Each of Mr. Hale, Fund Management, Capital Management and Hale Capital disclaims beneficial ownership of such shares of common stock except to the extent of his or its pecuniary interest. The address of Mr. Hale, Fund Management, Capital Management, Hale Capital and HCP-FVA is 17 State Street, Suite 3230, New York, NY 10004.

(4)
Based on information contained in a report on Schedule 13G filed by Nantahala Capital Management, LLC on February 16, 2016. The address of Nantahala Capital Management, LLC is 19 Old Kings Highway South, Suite 200, Darien, CT 06820.

(5)
Based upon information contained in Forms 4 and a report on Schedule 13D (the “Woodland 13D”), as amended, filed jointly by Barry Rubenstein, Marilyn Rubenstein, Brookwood Partners, L.P. (“Brookwood”), Seneca Ventures (“Seneca”), Woodland Partners (“Woodland Partners”), Woodland Venture Fund (“Woodland Fund”), and Woodland Services Corp. (“Woodland Services”) with the Securities and Exchange Commission (“SEC”), as well as certain other information. Consists of (i) 735,900 shares of common stock held by Mr. Rubenstein, (ii) 187,900 shares of common stock held by Brookwood, (iii) 131,323 shares of common stock held by Seneca, (iv) 957,257 shares of common stock held by Woodland Partners, (v) 496,800 shares of common stock held by Woodland Fund, (vi) 100,000 shares of common stock held by the Barry Rubenstein Rollover IRA account, (vii) 35,000 shares of common stock held by the Barry Rubenstein IRA account, (viii) 100,000 shares of common stock held in a joint account by Barry Rubenstein and Marilyn Rubenstein, Mr. Rubenstein’s spouse, (ix) 20,100 shares of unvested restricted stock that Mr. Rubenstein has voting power, (x) 50,000 shares of common stock held by Barry Rubenstein issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date, and (xi) 1,258 shares of common stock held by Marilyn Rubenstein. Mr. Rubenstein disclaims beneficial ownership of the securities held by Brookwood, Seneca, Woodland Partners, Woodland Fund, Woodland Services, and Mr. Rubenstein’s spouse, Marilyn Rubenstein, except to the extent of his respective equity interest therein. The address of Mr. Rubenstein is 68 Wheatley Road, Brookville, NY 11545.

(6)
Based upon information contained in the Woodland 13D and certain other information. Consists of (i) 1,258 shares of common stock held by Mrs. Rubenstein, (ii) 187,900 shares of common stock held by Brookwood, (iii) 131,323 shares of common stock held by Seneca, (iv) 957,257 shares of common stock held by Woodland Partners, (v) 496,800 shares of common stock held by Woodland Fund, (vi) 100,000 shares of common stock held in a joint account by Marilyn Rubenstein and Barry Rubenstein, Mrs. Rubenstein’s spouse, (vii) 100,000 shares of common stock held by the Barry Rubenstein Rollover IRA account, (viii) 35,000 shares of common stock held by the Barry Rubenstein IRA account, (ix) 735,900 shares of common stock held by Barry Rubenstein, (x) 20,100 shares of unvested restricted stock held by Barry Rubenstein, and (xi) 50,000 shares of common stock held by Barry Rubenstein issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date. Mrs. Rubenstein disclaims beneficial ownership of the securities held by Brookwood, Seneca, Woodland Partners, Woodland Fund, Woodland Services, and Mrs. Rubenstein’s spouse, Barry Rubenstein, except to the extent of her respective equity interest therein. The address of Mrs. Rubenstein is 68 Wheatley Road, Brookville, NY 11545.

(7)
Based on information contained in Forms 3, 4 and 5 filed by Mr. Lieber and certain other information. Consists of (i) 1,740,727 shares of common stock held by Mr. Lieber, (ii) 3,000 shares of common stock held in a joint account by Irwin Lieber and Madeline Lieber, Mr. Lieber’s spouse, (iii) 164,000 shares of common stock held by Buckland Focus Fund (“Buckland”) of which Mr. Lieber is a General Partner, (iv) 20,100 shares of unvested restricted stock that Mr. Leiber has voting power over, and (v) 50,000 shares of common stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date. Mr. Lieber disclaims beneficial ownership of the securities held by Buckland, except to the extent of his respective equity interests therein.

(8)
Based on information contained in Forms 3 and 4 filed by Mr. Oxenhorn and certain other information. Consists of (i) 1,035,900 shares of common stock held by Mr. Oxenhorn, (ii) 20,100 shares of unvested restricted stock that Mr. Oxenhorn has voting power over, and (iii) 50,000 shares of Common stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date.

(9)
Based on information contained in Forms 4 filed by Mr. Fischer and certain other information. Consists of (i) 64,900 shares of common stock held by Mr. Fischer, (ii) 20,100 shares of unvested restricted stock that Mr. Fischer has voting power over, and (iii) 50,000 shares of common stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date.

(10)
Based on information contained in Forms 4 filed by Mr. Kaufman and certain other information. Consists of (i) 64,900 shares of common stock held by Mr. Kaufman, (ii) 20,100 shares of unvested restricted stock that Mr. Kaufman has voting power over, and (iii) 40,000 shares of common stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date.

(11)
Based on information contained in Forms 3 and 4 filed by Mr. Kelly and certain other information. Consists of (i) 43,300 shares of common stock held by Mr. Kelly, and (ii) 16,700 shares of unvested restricted stock that Mr. Kelly has voting power over.

(12)
Based on information contained in Forms 3 and 4 filed by Mr. Quinn and certain other information. Consists of (i) 450,000 shares of common stock held by Mr. Quinn, (ii) 1,375,000 shares of unvested restricted stock that Mr. Quinn has voting power over, and (iii) 216,500 shares of common stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date.

(13)
Based on information contained in Forms 3 and 4 filed by Mr. Petrucelly and certain other information. Consists of (i) 15,500 shares of common stock held by Mr. Petrucelly, (ii) 565,000 shares of unvested restricted stock that Mr. Petrucelly has voting power over, and (iii) 224,700 shares of common stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date.

(14)
On October 28, 2015, Mr. Komet was named Executive Vice President, Worldwide Field Operations. Based on information contained in Forms 3 and 4 filed by Mr. Komet and certain other information. Consists of (i) 15 shares of common stock held by Mr. Komet, (ii) 225,000 shares of unvested restricted stock that Mr. Komet has voting power over, and (iii) 13,200 shares of common stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date.

(15)
Consists of (i) 7,260,562 shares of common stock held by all directors, nominees for director and executive officers as a group, (ii) 2,298,900 shares of unvested restricted stock that the directors, nominees for director and executive officers have voting power over, (iii) 694,400 shares of common stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date, and (iv) 8,781,516 shares of common stock on an as-converted basis, held by HCP-FVA.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of Forms 3, 4, and 5, and amendments thereto furnished to the Company during the fiscal year ended December 31, 2015, the Company is not aware of any director, officer, or beneficial owner of more than 10 percent of any class of Company equities who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the fiscal year ended December 31, 2015.
BOARD OF DIRECTORS
Independence
In accordance with the Company’s Corporate Governance Guidelines, and the Nasdaq Stock Market corporate governance listing standards (the “Nasdaq Standards”), a majority of the Company’s directors must be independent as determined by the Board of Directors. In making its independence determinations for directors, the Board looks to the Nasdaq Standards.

Under the Nasdaq Standards, a director is independent if: the director is not employed, nor is the director a family member of anyone employed as an executive officer by the Company or any parent or subsidiary; the director is not, and does not have a family member who is, a partner of the Company’s outside auditor or a former partner or employee of the outside auditor who worked on the Company’s audit during the past three years; the director has not, and does not have a family member who has, accepted more than $120,000 during the current or past three fiscal years from the Company or any of its affiliates (other than compensation paid to a family member who is an employee of the Company (other than an Executive Officer of the Company)); the director is not, nor is any family member of the director, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services that exceed five percent of the recipient’s consolidated gross revenues or $200,000, whichever is more; and the director is not, and does not have any family member who is, an executive officer of another company where any of the Company’s executive officers serve on the other company’s compensation committee.

The Board of Directors currently consists of eight directors, seven of whom, Messrs. Fischer, Hale, Kaufman, Kelly, Lieber, Oxenhorn and Rubenstein are independent. Mr. Quinn is a non-independent management director who does not sit on any of our Board committees.
Board Leadership Structure
Our governance documents provide the Board with flexibility to select the appropriate leadership structure for the Company.
The positions of Chairman of the Board and Chief Executive Officer are split. Gary Quinn serves as Chief Executive Officer and Eli Oxenhorn serves as Chairman of the Board of Directors.

Several factors ensure that we have a strong and independent Board. All directors, with the exception of Mr. Quinn are independent as defined under the Nasdaq Standards, and all committees of our Board are composed entirely of independent directors. In addition, the Nominating and Corporate Governance Committee and our Board have assembled a Board comprised of talented and dedicated directors with a wide range of expertise and skills. The Board regularly meets in executive session without management present.
Diversity
The Nominating and Corporate Governance Committee’s evaluation of director nominees takes into account their ability to contribute to the diversity of, background, experience and point of views represented on the Board, and the committee will review its effectiveness in balancing these considerations when assessing the composition of the Board.
Role in Risk Management
The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company's business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors' oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis. The Board has implemented a risk governance framework to:

1.	understand critical risks in the Company's business and strategy;

2.	allocate responsibilities for risk oversight among the full Board and its Committees;

3.	evaluate the Company's risk management processes and see they are functioning adequately;

4.	facilitate open communication between management and directors; and

5.	foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. These include a Code of Business Conduct, regular training of salespeople on risks and appropriate conduct, and a comprehensive internal and external audit process. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management. The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to various committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

•
The Audit Committee oversees risks related to the Company's financial statements, the financial reporting process, accounting and legal matters, currency fluctuation and hedging, and investments. The Audit Committee oversees the internal audit function and the Company's ethics programs, including the Codes of Business Conduct. The Audit Committee members meet separately with the independent auditing firm.

•
The Compensation Committee evaluates the risks and rewards associated with the Company's compensation philosophy and programs. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Meetings
The Board of Directors met on eleven occasions during the fiscal year ended December 31, 2015. All Directors attended at least 75% of the meetings of the Board of Directors during the times they were Directors, except for Mr. Lieber who attended eight of the eleven meetings of the Board of Directors.
Committees
The Board of Directors currently has three committees: The Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each of these committees has a charter. These charters are available on the Company’s website at:

www.falconstor.com/page/545/board-committees.

Audit Committee
The Audit Committee consists of Messrs. Fischer (Chair), Kelly, Lieber and Rubenstein. The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the independent registered public accounting firm engaged to audit the Company’s consolidated financial statements, (3) the performance of the Company’s internal audit function and independent auditors, (4) the integrity of management and information systems and internal controls, and (5) the compliance by the Company with legal and regulatory requirements.
Each member of the Audit Committee is required to be “independent” as defined in the Nasdaq Standards and in Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”) and Rule 10A-3 of the Exchange Act. The Board has determined that each member of the Audit Committee is “independent” under these standards. In addition, the Board has determined that, as required by the Nasdaq Standards, each member of the Audit Committee was able to read and to understand financial statements at the time of his appointment to the Audit Committee.
The Board has further determined that Mr. Fischer meets the definition of “audit committee financial expert,” and therefore meets comparable Nasdaq Standard requirements, because he has an understanding of financial statements and generally accepted accounting principles (“GAAP”); has the ability to assess GAAP in connection with the accounting for estimates, accruals, and reserves; has experience in analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements; has an understanding of internal controls and procedures for financial reporting; and has an understanding of audit committee functions. Mr. Fischer acquired these attributes through education and experience consistent with the requirements of the Act.
The Audit Committee met seven times during the fiscal year ended December 31, 2015. All members of the Audit Committee attended at least 75% of the meetings of the committee during the fiscal year ended December 31, 2015.

The Company’s Board of Directors has adopted, and annually reviews, an Audit Committee Charter and Guidelines for Pre-Approval of Independent Auditor Services. As indicated above, a copy of the Company’s Audit Committee Charter is available on the Company’s website at:

www.falconstor.com/page/545/board-committees.

Compensation Committee

The Compensation Committee currently consists of Messrs. Hale (Chair), Kaufman, Lieber and Oxenhorn. The Compensation Committee is appointed by the Board (i) to discharge the responsibilities of the Board relating to compensation of the Company's executives, (ii) to produce the annual report that is required by the rules of the SEC to be included in the Company's annual proxy statement, and (iii) to administer, and to approve awards under, the Company’s equity-based compensation plans for employees. Under the Compensation Committee Charter, all members of the Compensation Committee are required to be “independent” as defined in the Nasdaq Standards. The Board has determined that all of the current members of the Compensation Committee are “independent” under these standards.

The Compensation Committee met nine times during the fiscal year ended December 31, 2015. All members of the Compensation Committee attended at least 75% of the meetings of the committee during the fiscal year ended December 31, 2015.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Messrs. Hale, Kaufman (Chair), Oxenhorn and Rubenstein. The Nominating and Corporate Governance Committee is appointed by the Board: (i) to identify individuals qualified to become Board members, (ii) to recommend to the Board director candidates for each annual meeting of stockholders or as necessary to fill vacancies and newly created directorships and (iii) to perform a leadership role in shaping the Company's corporate governance policies, including developing and recommending to the Board a set of corporate governance principles. Under the Nominating and Corporate Governance Committee Charter, all members of the Nominating and Corporate Governance Committee are required to be “independent” as defined in the Nasdaq Standards. The Board has determined that all of the current members of the Nominating and Corporate Governance Committee are “independent” under these standards.
The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2015. All members of the Nominating and Corporate Governance Committee attended at least 75% of the meetings of the committee during the fiscal year ended December 31, 2015.
Nominating Procedures and Director Qualifications
The Nominating and Corporate Governance Committee has adopted the following policies regarding nominations and director qualifications:
I.    Consideration of Nominees Recommended by Stockholders
The Committee recognizes that qualified candidates for nomination for director can come from many different sources, including from the Company’s stockholders. The Committee will therefore consider any nominee who meets the minimum qualifications set forth below.
To propose a nominee, a stockholder must provide the following information:

1.	The stockholder’s name and, if different, the name of the holder of record of the shares.

2.	The stockholder’s address and telephone number.

3.	The name of the proposed nominee.

4.	The address and phone number of the proposed nominee.

5.	A listing of the proposed nominee’s qualifications.

6.	A statement by the stockholder revealing whether the proposed nominee has assented to the submission of her/his name by the stockholder.

7.	A statement from the stockholder describing any business or other relationship with the nominee.

8.	A statement from the stockholder stating why the stockholder believes the nominee would be a valuable addition to the Company’s Board of Directors.

The stockholder should submit the required information to:
Nominating and Corporate Governance Committee
c/o Chief Financial Officer
FalconStor Software, Inc.
2 Huntington Quadrangle
Suite 2S01
Melville, NY 11747
With a copy to:
Director Human Resources
FalconStor Software, Inc.
2 Huntington Quadrangle
Suite 2S01
Melville, NY 11747
If any information is missing, the proposed nominee will not be considered.
II.    Qualifications for Candidates
The Committee believes that the Company and its stockholders are best served by having directors from diverse backgrounds who can bring different skills to the Company. It is therefore not possible to create a rigid list of qualifications for director candidates. However, absent unique circumstances, the Committee expects that each candidate should have the following minimum qualifications:

•
Substantial experience with technology companies. This experience may be the result of employment with a technology company or may be gained through other means, such as financial analysis of technology companies;

•	The highest level of personal and professional ethics, integrity and values;

•	An inquiring and independent mind;

•	Practical wisdom and mature judgment;

•	Expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained;

•	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board for several years to develop knowledge about the Company's business;

•	Willingness to represent the best interests of all stockholders and to objectively appraise management performance; and

•	Involvement only in activities or interests that do not conflict with the director's responsibilities to the Company and its stockholders.
At any time, the Committee may be looking for director candidates with certain qualifications or skills to replace departing directors or to complement the skills of existing directors and to add to the value of the Board of Directors.
III.    Identification and Evaluation of Candidates
Candidates for director may come from many different sources including, among others, recommendations from current directors, recommendations from management, third-party search organizations, and stockholders.

In each instance, the Committee will perform a thorough examination of the candidate. An initial screening will be performed to ensure that the candidate meets the minimum qualifications set forth above and has skills that would enhance the Board of Directors. Following the initial screening, if the candidate is still viewed as a potential nominee, the Committee will perform additional evaluations including, among other things, some or all of the following: Detailed resume review; personal interviews; interviews with employer(s); and interviews with peer(s).
All candidates will be reviewed to determine whether they meet the independence standards of the Nasdaq Standards. Failure to meet the independence standards may be a disqualifying factor based on the Board of Director’s composition at the time. Even if failure to meet the independence standards is not by itself disqualifying, it will be taken into account by the Committee in determining whether the candidate would make a valuable contribution to the Board of Directors.
Contacting the Board of Directors
Stockholders and others may contact the Company's Board of Directors by sending a letter to:
Board of Directors
FalconStor Software, Inc.
2 Huntington Quadrangle, Suite 2S01
Melville, NY 11747

or by clicking on the “Contact FalconStor’s Board of Directors” link on the Company Corporate Governance home page at:

www.falconstor.com/page/540/board-of-directors.

Communications directed to the Board of Directors are screened by the Company’s Finance and/or Investor Relations departments. Routine requests for Company information are handled by the appropriate Company department. Other communications are reviewed to determine if forwarding to the Board of Directors is necessary or appropriate. The Board of Directors receives a quarterly summary of all communications that are not forwarded to the Board’s attention. All communications are kept on file for one year for any director who wishes to view them.
Attendance at Annual Meetings
The Company’s policy is that, except for unusual circumstances, all Board members should attend the Company’s annual meetings of stockholders. All Board members serving on the Board at the time of the 2015 Annual Meeting of Stockholders attended the Company’s 2015 Annual Meeting of Stockholders except for Mr. Rubenstein.
PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s bylaws authorize the Board of Directors to fix the number of directors and provide that the directors shall be divided into three classes, with the classes of directors serving for staggered, three-year terms.
Pursuant to the Certificate of Designations, so long as at least 85% of the originally issued Series A convertible preferred stock remains outstanding, the holders of the Series A convertible preferred stock have the right, voting separately as a class, to elect two directors. Currently, all of the shares of Series A convertible preferred stock are held by HCP-FVA. HCP-FVA has, as of the date of this Proxy Statement, elected two directors, Martin M. Hale, Jr. and Michael Kelly. All other directors, other than Gary Quinn, have been elected previously by the holders of common stock.
The Company currently has eight directors.
Nominees
Gary Quinn and Barry Rubenstein were nominated by the Company’s Nominating and Corporate Governance Committee as the Board of Directors’ nominees for director. Messrs. Quinn and Rubenstein are currently directors of the Company. It is proposed that Messrs. Quinn and Rubenstein be elected to serve until the Annual Meeting of Stockholders to be held in 2019 and until their successors are elected and shall have qualified.

Unless authority is specifically withheld, proxies will be voted for the election of Messrs. Quinn and Rubenstein to serve as a director of the Company for a term which will expire at the Company’s 2019 Annual Meeting of Stockholders and until a successor is elected and qualified. If any one or more of such nominees should for any reason become unavailable for election, the persons named in the accompanying form of proxy may vote for the election of such substitute nominees as the Board of Directors may propose. The accompanying form of proxy contains a discretionary grant of authority with respect to this matter.

Name	Position	Age	Director Since
Gary Quinn	Director Nominee	55	2013
Barry Rubenstein	Director Nominee	72	2009

Gary Quinn is the Company's president and chief executive officer. Mr. Quinn joined the Company in April 2012 as vice president of sales and marketing for North America, and he was named executive vice president and chief operating officer (COO) in April 2013, interim CEO in June 2013 and CEO in August 2014. With more than 20 years at CA Technologies, Mr. Quinn last served as executive vice president of international sales and North American channel sales. In his executive sales role at CA Technologies, Mr. Quinn turned around a three-year decline of the company’s North American channel business to an annual growth rate of 25 percent. He has more than 15 years of executive experience in the rapidly evolving field of technology, specifically within the partner community, assisting in generating revenue streams and strengthening relationships. Most recently, Mr. Quinn was the commissioner of information technology (CIO) at Suffolk County Department of Information Technology. He received a bachelor’s degree in computer science from Hofstra University. Mr. Quinn has been a director of the Company since August 2013.
The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Quinn should serve as a director: his leadership role at the Company; his performance at the Company; and his past success in the technology field.
Barry Rubenstein has been involved as a founder, or primary Series A round investor, in technology companies since 1969. Mr. Rubenstein was a founder, or founding consultant, to several technology companies, including Applied Digital Systems, Inc. (1969), Novell, Inc. (1983), Cheyenne Software, Inc. (1983), and Scan Source (1993). From 1985 to 1987, he served as Chairman and CEO of Cheyenne Software. Mr. Rubenstein currently serves or has previously served on the Boards of several technology companies including: US Web, Inc., Picazo Communications, Inc. (now part of Intel, Inc.), Fatwire Corporation (now part of Oracle), and Broadcastr.com. Mr. Rubenstein holds a BS in Electrical Engineering from City College of New York and an MS in Computer Sciences from New York University. Mr. Rubenstein is a principal of the following Venture Capital Partnerships - Wheatley Partners, Wheatley New York, Wheatley MedTech. Mr. Rubenstein was a director of a predecessor of the Company from February 2000 through August 2001, Chairman of the predecessor from July 2000 through August 2000, and President of the predecessor from February 2000 through July 2000. Mr. Rubenstein has been a director of the Company since November 2009.
The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Rubenstein should serve as a director: his professional background and experience; his current and previously held senior-executive level positions; his service on other public and private company boards; and his extensive experience in technology, software, storage and related industries.
Continuing Directors

The names of the directors, whose terms expire at the 2017 through 2019 Annual Meetings of Stockholders of the Company, who are currently serving their terms, as well as the directors elected by the holders of the Series A convertible preferred stock, are set forth below:

Name	Position	Age	Director Since
Steven R. Fischer	Director	70	2001
Martin M. Hale, Jr.	Director	43	2013
Alan Kaufman	Director	76	2005
Michael Kelly	Director	68	2014
Irwin Lieber	Director	76	2009
Eli Oxenhorn	Director	69	2009

Steven R. Fischer is a private investor. From July 2004 through July 2008, he was president of Capital One Leverage Finance Corp. and its predecessor entity. From February 2004 until July 2004, he was a consultant to financial institutions. From 1992 to February 2004, he held multiple executive management and financial positions, including most recently President, with Transamerica Business Capital Corporation, a member of the Transamerica Finance Corporation family of companies, specializing in secured lending for mergers, acquisitions and restructurings. From 1981 to 1992, he served as Vice President and Regional Manager of Citibank, N.A. Since 1995, he has served as a director of ScanSource, Inc., a value-added distributor of POS and bar code products. Beginning in 2001 he served on the board of advisors of Keltic [Services] Financial LLC. a privately held finance company that funds middle market companies. He holds a B.S. in Economics and Accounting from Queens College and an M.B.A. from Baruch College. Mr. Fischer has been a director of the Company since August 2001 and his term as a director of the Company expires in 2017.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Fischer should serve as a director: his professional background and experience; his previously held senior-executive level positions; his service on other public and private company boards, FalconStor board experience, board attendance and participation; and his extensive experience in public company finance and analysis.
Martin M. Hale, Jr. has served as the founder and CEO of Hale Capital Partners, LP, an investment firm that applies a private equity skill set and focus to investing in small and micro-cap public companies, since 2007. Mr. Hale has 17 years of experience in venture capital and private equity as a board member and an investor helping public and private companies grow. Mr. Hale currently serves as a director of Midway Gold Corporation and Adept Technology, Inc. Mr. Hale has also served as a director of Flarion Corporation, Celiant Corporation, Analex Corporation, Aurora Flight Sciences, Vallent Corporation, Paradigm Holdings, LocationLogic LLC, United Silver Corp., and Telanetix. Before joining Hale Capital Partners, Mr. Hale was a Managing Director and member of the founding team of Pequot Ventures, an associate at Geocapital Partners, and an analyst with Broadview International. Mr. Hale received a B.A. from Yale University. Mr. Hale has been a director of the Company since September 2013.
Mr. Hale was elected as a director by HCP-FVA, the holder of all of the outstanding Series A convertible preferred stock. Mr. Hale’s Board qualifications include extensive experience helping small public companies grow to become larger and more successful. Such experience is helpful in expanding the Company’s leadership and strategic growth initiatives.

Alan W. Kaufman is an experienced technology executive with over thirty five years of experience in the computer and software industries. He was a director of Appfluent Technologies from October 2002 to May 2009. He was a director of NetIQ Corporation from August 1997 until its merger with Attachmate Corporation in August 2006. Mr. Kaufman served as a director of QueryObject Systems Corp. from October 1997 to March 2002. He also served as QueryObject Systems' Chairman of the Board from May 1998 to October 1999, and as President and Chief Executive Officer from October 1997 to December 1998, when he retired. From December 1996 to October 1997, Mr. Kaufman was an independent consultant. From April 1986 to December 1996, Mr. Kaufman held various positions at Cheyenne Software. Mr. Kaufman was the founding president of, and was on the Board of Directors of, the New York Software Industry Association. He is on the Advisory Board of the CUNY (City University of New York) Institute for Software Design and Development. Mr. Kaufman holds a B.S. in electrical engineering from Tufts University. Mr. Kaufman has been a director of the Company since May 2005 and his term as a director of the Company expires in 2018.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Kaufman should serve as a director: his professional background and experience, current and previously held senior-executive level positions; his service on other public and private company boards; FalconStor board experience, board attendance and participation; and his extensive experience in technology and sales and marketing.
Michael P. Kelly has served as a director at Adept Technology, Inc. from April 1997 to October 22, 2015 and also served as Chairman of the Board of Adept from November 2008 to October 22, 2015. Mr. Kelly has also served as Chief Executive Officer of merchant bank, Kinsale Associates, Inc., since October 2005. From July 2005 to October 2005, he was the Chief Executive Officer of Cape Semiconductor Inc., a fabless semiconductor company. From 1994 to 2005, Mr. Kelly held the positions of Vice-Chairman and Senior Managing Director of Broadview International, LLC, an international merger and acquisitions advisory firm and a division of Jefferies Inc. Additionally, he has served as a director of Epicor Software Corporation (EPIC), a provider of enterprise business software solutions, since September 2005. Mr. Kelly received a B.A. in Accounting from Western Illinois University, a M.B.A. from St. Louis University, and is also a Certified Public Accountant. Mr. Kelly has been a director of the Company since October 2014, and his term as a director of the Company expires in 2017.

Mr. Kelly was selected as a director by HCP-FVA, the holder of all of the outstanding Series A convertible preferred stock. Mr. Kelly’s qualifications to serve on the Board include his experience as an investment banker specializing in technology industries, which provides the Board and the Company with unique and relevant expertise in areas including capital markets, mergers and acquisitions and financing.

Irwin Lieber is a general partner and co-founder of Wheatley Partners and Chairman of GeoCapital LLC. Mr. Lieber formed GeoCapital, an investment management company focused on small capitalization companies in a variety of industries, including technology, in 1979. Mr. Lieber was also a founding General Partner of GeoCapital Ventures, a fund investing in information services and software companies. He currently serves, or previously has served, on the Boards of Merlot Communications, Softlink, Evoke Software, Band Digital, Cheyenne Software, Seniors 4 Living, Inc., Tried Systems, Inc., CertPoint Systems, Inc., and Blackbook, Inc. Mr. Lieber is a Chartered Financial Analyst and holds a M.S. in Electrical Engineering from Syracuse University. Mr. Lieber was a director of a predecessor of the Company from 2000 through August 2001. Mr. Lieber has been a director of the Company since November 2009 and his term as a director of the Company expires in 2018.
The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Lieber should serve as a director: his professional background and experience; his service on other public and private company boards; and expertise in public company finance and analysis.
Eli Oxenhorn is a private investor in emerging-growth technology companies and has served as an adviser to Wheatley Partners. From 1985 to 1987, Mr. Oxenhorn served as President, and from 1987 to 1994, Mr. Oxenhorn served as Chairman and CEO, of Cheyenne Software, Inc., which he built into a billion-dollar industry leader in providing backup and archiving solutions for networked computers. Mr. Oxenhorn has also held several senior management positions at Gates/FA, including Chairman of the Board from 1987 to 1989. From 1974 to 1983, Mr. Oxenhorn held various senior technology positions at Warner Communications. Mr. Oxenhorn has been a director of the Company since November 2009. Mr. Oxenhorn has been Chairman of the Board of the Company since September 2010 and his term as a director expires in 2017.
The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Oxenhorn should serve as a director: his professional background and experience; his current and previously held senior-executive level positions; his service on other public and private company boards; and his extensive experience in technology, software, storage and related industries.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.
Directors who are also employees receive no compensation for serving on the Company’s Board of Directors. Non-employee directors are reimbursed for all travel and other expenses incurred in connection with attending Board and Committee meetings.
For 2015, the cash fee for the Chairman of the Board was set at $45,000.
For 2015, the cash fee for all other outside directors was set at a base amount of $26,500 per director. The chairperson of the Audit Committee received an additional $10,000 per annum and the chairperson of any other Board committee received an additional $5,000 per annum. In addition, outside directors received $3,000 per annum for each committee on which they serve in a capacity other than chairperson. Cash director fees were paid quarterly in arrears. Because all directors are expected, absent unusual circumstances, to attend all meetings of the Board and all meetings of the committees on which they serve, outside directors typically do not receive any payment based on attendance at meetings. If circumstances require an unusually large number of meetings, the Company may compensate outside directors with additional cash in recognition of the increased time devoted to Company matters.
Non-employee directors also were eligible to receive grants of options to purchase Company common stock or restricted shares of Company common stock under the FalconStor Software, Inc., 2013 Outside Directors Equity Compensation Plan (the “2013 Plan”). Initially, 400,000 shares were reserved under the 2013 Plan. The 2013 Plan expires in 2016 and accordingly the Company is seeking stockholder approval for a proposal to adopt the 2016 Outside Directors Equity Compensation Plan. On April 22, 2015, each of the non-employee directors was awarded 10,000 shares of restricted Company common stock under the 2013 Plan. The restrictions lapse as to thirty-three percent, thirty-three percent and thirty-four percent of the shares on based on the lesser of (i) the time period between regular annual meetings of stockholders of the Company, provided such meetings are held more than three hundred (300) days apart, and (ii) three hundred and sixty five (365) days, or immediately if the non-employee director’s term in office expires and the director is not nominated for another term.

The table below sets forth the compensation received by our non-employee directors for the year 2015.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Steven R. Fischer	$36,500	$15,400	$51,900

Alan W. Kaufman	$34,500	$15,400	$49,900

Irwin Lieber	$32,500	$15,400	$47,900

Eli Oxenhorn	$51,000	$15,400	$66,400

Barry Rubenstein	$32,500	$15,400	$47,900

Martin Hale	$34,500	$15,400	$49,900

Michael Kelly	$29,500	$15,400	$44,900

(1)	Fees were earned in 2015 and paid in both 2015 and 2016.

(2)
The Company granted 10,000 shares of restricted stock to each non-employee director on April 22, 2015 at a grant date fair value of $1.54 per share. The restrictions lapse as to thirty-three percent, thirty-three percent and thirty-four percent of the shares based on service of the lesser of (i) the time period between regular annual meetings of stockholders of the Company, provided such meetings are held more than three hundred (300) days apart, and (ii) three hundred and sixty five (365) days, or immediately if the non-employee director’s term in office expires and the director is not nominated for another term. The dollar amounts in the table represent the total grant date fair value of the award in accordance with the authoritative guidance issued by the Financial Accounting Standards Board (“FASB”) on stock compensation.

MANAGEMENT

Executive Officers of the Company

The following table contains the names, positions and ages of the executive officers of the Company who are not directors.

Name	Position	Age
Louis J. Petrucelly	Executive Vice President, Chief Financial Officer and Treasurer	41
Alan Komet	Executive Vice President, Worldwide Field Operations	42

Louis J. Petrucelly has served as Executive Vice President, Chief Financial Officer, and Treasurer of the Company since April 2013. From August 7, 2012 through March 2013, Mr. Petrucelly served as Vice President, Chief Financial Officer and Treasurer. From May 25, 2012, through August 7, 2012, Mr. Petrucelly was Acting Chief Financial Officer, Vice President of Finance and Treasurer of the Company. Mr. Petrucelly joined the Company in March 2007 as Director of Financial Reporting and served as the Company’s Director of Finance from March 2008 through May 2012. Mr. Petrucelly has more than 15 years of experience in multi-dimensional corporate finance, operations, and accounting. Prior to joining the Company, he was the Corporate Controller for Granite Broadcasting Corporation and held several senior financial management positions with PASSUR Aerospace, Inc., including Chief Financial Officer. He began his career with Ernst & Young, LLP. Mr. Petrucelly received his B.S. from the C.W. Post Campus of Long Island University.

Alan Komet has served as Executive Vice President Worldwide Field Operations of the Company effective October 28, 2015. Mr. Komet joined the Company in October 2012 as the Director of Inside Sales and Operations for North America. In October 2013, he was named Vice President of Global Sales Operations. Having spent a decade with CA Technologies in various roles, Mr. Komet last served as Vice President of Worldwide Marketing. In multiple software and service start-up companies, he has rapidly grown revenue and strategic partnerships in new markets worldwide, while focusing in on profitability. Most recently, Mr. Komet held the position of General Manager of Continuity Software, for the world's leading provider of IT Operations Analytics solutions for infrastructure outage prevention. He holds a bachelor’s degree in marketing from Touro College in Israel.

In May 2004, the Company adopted a Code of Ethics that applies to the Company’s principal executive, financial and accounting officers. The Code of Ethics is available at:

http://www.falconstor.com/page/543/Code-of-ethics.

EXECUTIVE COMPENSATION
A. COMPENSATION DISCUSSION AND ANALYSIS
This section discusses the compensation programs for our Chief Executive Officer, our Chief Financial Officer, and our Executive Vice President - Worldwide Field Operations (each a “Named Executive Officer” or “NEO”). We had no other Named Executive Officers during the fiscal year ended December 31, 2015.
Roles and Responsibilities
Our Compensation Committee is responsible for, among other things, the establishment and review of compensation policies and programs for our Named Executive Officers and ensuring that these NEOs are compensated in a manner consistent with the objectives and principals set forth below.
The Compensation Committee makes all compensation decisions for our Named Executive Officers. The Compensation Committee is responsible for negotiating the terms of an employment agreement with our Chief Executive Officer and for annually evaluating his performance. Our Chief Executive Officer annually reviews the performance of each of the other NEOs and presents to the Compensation Committee his recommendations, including salary adjustments and incentive compensation. The Compensation Committee may exercise its discretion in modifying any recommended salary adjustments or awards to these executives. The Compensation Committee also considers benchmark competitive compensation market data, the compensation of other Company executives, and the Named Executive Officers’ levels of responsibility, prior experience, breadth of knowledge and job performance when making compensation decisions for all of our Named Executive Officers.
The role of Company management is to provide reviews and recommendations for the Compensation Committee’s consideration and to manage operational aspects of the Company’s compensation programs, policies, and governance. Direct responsibilities include, but are not limited to, (i) providing an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with the Company’s objectives, (ii) recommending changes, if necessary, to ensure achievement of all program objectives and (iii) recommending equity awards for officers and employees. Management also prepares tally sheets which set out all components of total compensation for our Named Executive Officers, including salary, incentive compensation and outstanding equity awards. The results of any reviews, and the recommendations, are provided to the Compensation Committee in written form. The Company’s Chief Financial Officer, in conjunction with the CEO, typically discusses the information with the Compensation Committee. The Compensation Committee, from time to time, will seek advice from counsel on legal, compliance and regulatory issues related to the compensation of the NEOs.
Compensation Objectives
For all Named Executive Officers, compensation is intended to be performance-based. Our Compensation Committee believes that compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis to create value for stockholders, and that such compensation should assist us in attracting and retaining key executives critical to our long-term success.
In establishing compensation for our Named Executive Officers, the following are the Compensation Committee's objectives:

•	Attract and retain individuals of superior ability and managerial talent;

•	Ensure officers’ compensation is aligned with our corporate strategies and business objectives, and the long-term interests of our stockholders; and

•
Enhance the officers' incentive to maximize stockholder value, as well as promote retention of key people, by providing a portion of total compensation for management in the form of direct ownership in us through stock options and grants of restricted stock.

To achieve these objectives, our overall compensation program aims to pay our Named Executive Officers competitively, consistent with our success and their contribution to that success. To accomplish this we rely on programs that provide compensation in the form of both cash and equity. Although our Compensation Committee has not adopted any formal guidelines for allocating total compensation between cash and equity, the Compensation Committee considers the balance between providing short-term incentives and long-term parallel investment with stockholders to align the interests of management with stockholders.
Components of Executive Compensation
The principal components of compensation for our Named Executive Officers are:

•	Base salary;

•	Non-equity incentive plan compensation;

•	Long-term equity incentives; and

•	Other benefits

Base salary

We provide our Named Executive Officers and other employees with base salary to compensate them for services rendered during the fiscal year. We believe that our base salaries are competitive and we have historically generally targeted our executive officer base salaries against the 50th -- 75th percentile of comparable companies. Beginning with compensation for 2014, we began targeting the 25th – 50th percentile of comparable companies. In some circumstances it may be necessary to provide compensation above these levels; these circumstances include the need to retain key individuals, to reward individual performance, and/or to attract individuals with the necessary skillset. Salaries for the Named Executive Officers are suggested by Company management and reviewed and approved by the Compensation Committee.
Salaries for the Named Executive Officers are typically reviewed annually. On February 15, 2016, the Board of Directors approved a salary increase for Mr. Petrucelly and Mr. Komet, retro-active to January 1, 2016. Mr. Petrucelly’s salary was increased from $225,000 to $275,000 per year and Mr. Komet’s salary was increased from $200,000 to $225,000 per year. In addition, Mr. Komet has the ability to earn $225,000 in commissions based upon the Company achieving its 2016 sales targets.

Mr. Quinn’s base salary is based on the terms of his employment agreement with the Company, as more fully described under the heading “Narrative Discussion to Summary Compensation Table,” below.

Base salaries for NEOs, other than the CEO, whose base salary is contractual, may be adjusted for performance-based compensation if the ratio between base and performance-based compensation changes significantly. For example, if the value of long-term performance-based incentive grants was to substantially decline due to market conditions, the Compensation Committee might consider increasing base salary in order to retain the NEOs.
Non-Equity Incentive Plan Compensation
From time to time, non-equity incentive compensation for the Named Executive Officers was awarded on an ad hoc basis upon recommendation from the Company’s Chief Executive Officer to reward the performance of the executive officers and in accordance with the Company’s performance.
On April 22, 2015, the Compensation Committee of the Board of Directors approved a one-time, discretionary, cash bonus award based upon the completion of certain product deliverables in the amounts and to the Named Executive Officers set forth below. The payment of these bonus awards were made once final deliverables related to certain products had been made generally available for sale in July 2015.

Name	Bonus Amount
Gary Quinn - President and Chief Executive Officer	$100,000
Louis J. Petrucelly - Executive Vice President, Chief Financial Officer and Treasurer	$56,250
Alan Komet - Executive Vice President, Worldwide Field Operations	$50,000

Long-Term Equity Incentive Awards

We currently provide long-term equity incentive compensation to further align the interests of our Named Executive Officers with our stockholders.

The Compensation Committee is responsible for determining the individuals who will be granted options and/or restricted shares, the number of options and/or restricted shares each individual will receive, and the terms of the options or restricted shares, including the exercise period of each option, and the vesting period of each option and/or restricted share. The number of stock options and/or restricted shares granted to each Named Executive Officer is determined by the Compensation Committee based upon several factors, including the executive officer's salary grade, performance and the value of the stock options and/or restricted shares at the time of grant. We grant options at the fair market value of the underlying stock on the date of grant. Discretionary long-term incentive awards granted to the Named Executive Officers are discussed under the heading “Narrative Discussion to Summary Compensation Table" below.
Other benefits

Our Named Executive Officers participate in benefit programs that are substantially the same as all other eligible employees of our Company.
                    Consultants and Benchmarking
In November 2013, the Compensation Committee retained Compensation Strategies, Inc. (“CSI”), to provide executive compensation consulting services. CSI developed a peer group of 18 public companies as follows:

Globalscape, Inc.	Datawatch Corp.	Lyris, Inc.
Smith Micro Software, Inc.	Envivio, Inc.	Daegis, Inc.
Zix Corp.	Digimarc Corp.	Overland Storage, Inc.
Carbonite, Inc.	CSP, Inc.	Rand Worldwide, Inc.
Callidus Software, Inc.	Techtarget, Inc.	BSquare Corp.
American Software	Logmein, Inc.	Dot Hill Systems, Inc.

CSI was able to provide benchmark compensation information for the CEO and CFO positions from this group of companies.

The benchmarking information obtained from CSI was used in establishing compensation for our NEOs for 2015 and was updated in June 2015. No changes to the base salaries of our NEOs had been made since that time with the exception of Mr. Quinn and Mr. Petrucelly. Since June 2015, Mr. Quinn’s base salary was increased from $400,000 to $475,000 per year in 2015 and Mr. Petrucelly’s base salary was increased from $225,000 to $275,000 per year in 2016.

The Compensation Committee may elect to retain consultants in the future if it determines that so doing would be helpful in developing, implementing or maintaining compensation plans.

The Compensation Committee typically conducts an annual review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our Named Executive Officers. In addition, the Compensation Committee takes into account input from other independent members of our Board of Directors. The Compensation Committee reviews and considers tally sheets provided by Company management in order to make sure that it receives the full picture of the NEOs compensation. The Compensation Committee uses the tally sheets to have a picture of both annual cash compensation and equity compensation. Using this information, the Compensation Committee determines whether a particular executive’s compensation is appropriate given the executive’s role, experience and performance.
Although generally we believe that executive base salaries should be targeted taking into consideration the median of the range of salaries for executives in similar positions at comparable companies, we recognize that, to attract, retain and motivate key individuals, such as the Named Executive Officers, the Compensation Committee may determine that it is in our best interests to negotiate total compensation packages with our Named Executive Officers that may deviate from the general principle of targeting total compensation at the median level for the peer group. Actual pay for each Named Executive Officer is determined around this structure, driven by the performance of the Named Executive Officer over time, as well as our annual performance.
Employment Agreements
We have an employment agreement with our Chief Executive Officer.
The employment agreement with Mr. Quinn is used by the Company to establish key elements of the agreement between the Company and Mr. Quinn, including the proposed minimum period of employment and the fundamental elements of compensation. The agreement also facilitates the creation of covenants, such as those regarding competition during and after the employment period or limitations on the reasons for which Mr. Quinn may be terminated, that would not otherwise be part of the employment relationship.
We do not have employment agreements with any other Named Executive Officers.
Severance and Change in Control Agreements
The Named Executive Officers, other than Mr. Komet, are each participants in the Amended and Restated 2005 Key Executive Severance Protection Plan, as amended (the “Amended 2005 Plan”). The terms of the Amended 2005 Plan that provide the terms of our severance and change in control agreements are set out below in the section “Potential Payments Upon Severance or Change in Control.”
We created the original 2005 Plan because we wanted to insure the continuity of management if there was an actual or potential change in control event. The Amended 2005 Plan provides peace of mind for the Named Executive Officers that their livelihoods will not be affected by the actual or potential change in control. This means that they will not be distracted by concerns for their own benefit during such an event. In addition, the Amended 2005 Plan helps to attract and to retain the Name Executive Officers. A “double trigger” was selected for payments under the Amended 2005 Plan because the intent of the plan is not to provide a windfall to the Named Executive Officers upon a change of control. Rather, the intent of the Amended 2005 Plan is to provide assurance to the Named Executive Officers that they will be compensated if an adverse employment event occurs following a change of control.
We have a Change in Control Severance Agreement with Mr. Komet (the “Komet Severance Agreement”). The Komet Severance Agreement is discussed below in the section “Potential Payments Upon Severance or Change in Control.” A “double trigger” was selected for payments under the Komet Severance Agreement because, similar to the Amended 2005 Plan, the intent of the plan is not to provide a windfall to Mr. Komet upon a change of control. Rather, the intent of the Komet Severance Agreement is to provide assurance to Mr. Komet that he will be compensated if an adverse employment event occurs following a change of control.

Mr. Quinn’s employment agreement with the Company also contains a severance provision related to vesting of restricted stock that was specifically granted in connection with the employment agreement. This provision is discussed below in the section “Potential Payments Upon Severance or Change in Control.” A “single trigger” was selected for this benefit upon changes of control under this employment agreement because it provides peace of mind for the Chief Executive Officer that his livelihood will not be affected by the actual or potential change in control. This means that he will not be distracted by concerns for his own benefit during such an event.

2015 Management Incentive Plan
On February 12, 2015, the Company’s Board of Directors approved a Management Incentive Plan (“2015 MIP”). The 2015 MIP would have paid cash bonuses to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The intent of the Compensation Committee in crafting the 2015 MIP was to further incentivize the Company's Chief Executive Officer and Chief Financial Officer to achieve the corporate goals set out by the Company’s Board of Directors and to further align their interests with stockholder interest. The Compensation Committee believes that the 2015 MIP reflected those goals.
If all of the goals are achieved, Messrs. Quinn and Petrucelly would receive the following payments:

Name	Title	Payment at 100% Achievement
Gary Quinn	President, Chief Executive Officer and Director	$150,000
Louis J. Petrucelly	Executive Vice President, Chief Financial Officer and Treasurer	$75,000

The goals, and the percentage of bonus available for the achievement of each goal, were as follows:

Goal	Percentage of Bonus
Product Billings	CEO & CFO: 15%
New Product Billings	CEO & CFO: 30%
Maintenance Billings	CEO & CFO: 15%
Non-GAAP Operating Income	CEO & CFO: 20%
Cash Flow From Operations	CEO & CFO: 20%

Each goal target was set for the full fiscal year 2015.

The 2015 MIP did not contain any payments for over-achievement or underachievement of goals. The Company's Compensation Committee retains the discretion to modify the terms of the plan.

Only one of the 2015 MIP targets was achieved, however, since the Company was not break-even or better on cash flows from operations for 2015, there were no payments made under the 2015 MIP.

2016 Management Incentive Plan
On February 15, 2016, the Company’s Board of Directors approved a Management Incentive Plan (“2016 MIP”). The 2016 MIP will pay cash bonuses to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The intent of the Compensation Committee in crafting the 2016 MIP was to further incentivize the Company's Chief Executive Officer and Chief Financial Officer to achieve the corporate goals set out by the Company’s Board of Directors and to further align their interests with stockholder interest. The Compensation Committee believes that the 2016 MIP reflects those goals.
If all of the goals are achieved, Messrs. Quinn and Petrucelly would receive the following payments:

Name	Title	Payment at 100% Achievement
Gary Quinn	President, Chief Executive Officer and Director	$200,000
Louis J. Petrucelly	Executive Vice President, Chief Financial Officer and Treasurer	$100,000

The goals, and the percentage of bonus available for the achievement of each goal, were as follows:

Goal	Percentage of Bonus
New Product Billings	CEO & CFO: 30%
Total Billings	CEO & CFO: 15%
Maintenance Billings	CEO & CFO: 15%
Non-GAAP Operating Income	CEO & CFO: 20%
Cash Flow From Operations	CEO & CFO: 20%

Each goal target was set for quarterly and full fiscal year 2016.

The 2016 MIP does not contain any payments for over-achievement or underachievement of goals. The Company's Compensation Committee retains the discretion to modify the terms of the plan.

Risk Assessment of the Company’s Compensation Policies
The Compensation Committee reviews the compensation and benefit plans generally for all employees in addition to its review for the NEOs. The Compensation Committee has determined that because of the mix of long term and short terms incentives in the Company’s compensation and benefit plans, it is not reasonably likely that the Company’s compensation and benefit plans would have a material adverse effect on the Company.
“Say on Pay”
In 2011, the Company’s stockholders voted to hold “say on pay” votes every three years.
In 2014, the Company’s stockholders approved the compensation of the Named Executive Officers. The Compensation Committee views this approval as validation of the Company’s compensation philosophy and mechanics.
2016 Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis section of the Company’s 2016 Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2016 Proxy Statement.
Compensation Committee:
Martin M. Hale, Jr. (Chair)
Alan W. Kaufman
Irwin Lieber
Eli Oxenhorn

B. Summary Compensation Table

Name	Year	Salary	Bonus		Stock Awards (2)		Option Awards (2)		All Other Compensation		Total
Gary Quinn	2015	$432,981	$100,000	(3)	$876,313	(4)	$—		$—		$1,409,294
President and Chief	2014	$400,000	$—		$494,531	(5)	$—		$—		$894,531
Executive Officer	2013	$317,660	$—		$520,000	(6)	$—		$100,313	(11)	$937,973
(Principal Executive Officer)

Louis Petrucelly	2015	$225,000	$56,250	(3)	$291,638	(7)	$—		$—		$572,888
Executive Vice President,	2014	$225,000	$—		$249,244	(8)	$—		$—		$474,244
Chief Financial Officer	2013	$225,000	$—		$—		$70,300	(10)	$—		$295,300
and Treasurer
(Principal Financial Officer)

Alan Komet	2015	$200,000	$50,000	(3)	$178,083	(9)	$—		$—		$428,083
Executive Vice President,
Worldwide Field Operations (1)

(1)	On October 28, 2015, Mr. Komet was named Executive Vice President, Worldwide Field Operations.

(2)
Please refer to footnote 10 of the Company’s 2015 annual report filed on Form 10-K (which is included in the materials mailed with this Proxy Statement) for further information relating to all share-based awards.

(3)
On April 22, 2015 the Compensation Committee of the Board of Directors approved a one-time, discretionary, cash bonus award based upon the completion of certain product deliverables. The payment of these bonus awards were made in July 2015, once final deliverables related to certain products had been made generally available for sale.

(4)
On April 21, 2015, the Company granted 78,125 shares of restricted stock to Mr. Quinn. Such shares related to the 2015 cash related targets and revenue/billings related targets of the April 1, 2014 restricted stock award granted to Mr. Quinn, which were determined to be granted on April 21, 2015, the date the 2015 annual performance criteria were set. In addition, the Company granted a restricted stock award of 150,000 shares to Mr. Quinn on April 21, 2015. The restricted stock was granted on a discretionary basis and are subject to a three-year vesting period. Thirty-three percent of the options vest on each of the first two anniversaries of the grant and thirty-four percent of the options vest on the third anniversary of the grant. The Company also granted a restricted stock award of 500,000 shares to Mr. Quinn on July 28, 2015. The award was granted in accordance with Mr. Quinn’s employment agreement and the shares are subject to vest fifty percent and fifty percent based upon the achievement of two predetermined milestones of the Company’s common stock closing trading price for ninety (90) consecutive trading days. The dollar amounts in the table represent the total grant date fair value of the 728,125 shares granted in 2015 in accordance with the authoritative guidance issued by the FASB on stock compensation.

(5)
The Company granted a restricted stock award of 625,000 shares to Mr. Quinn on April 1, 2014. The restrictions on various portions of the restricted stock lapse upon the Company’s achievement of performance criteria related to: Common stock price; GAAP earnings per share; non-GAAP earnings per share; cash related targets; and revenue/billings related targets. Based on authoritative guidance issued by the FASB on stock compensation the grant date was determined to be July 30, 2014 and the number of shares granted on that date was determined to be 390,625. The portion of shares related to the 2015 cash related targets and revenue/billings related targets were determined to be granted on April 21, 2015, the date the 2015 annual performance criteria were set as noted above. The portion of shares related to the 2016 and 2017 cash related targets and revenue/billings related targets will be determined to be granted on the date when the respective annual performance criteria are set. The dollar amounts in the table represent the total grant date fair value of the shares in accordance with the authoritative guidance issued by the FASB on stock compensation.

(6)
The Company granted a restricted stock award of 500,000 shares to Mr. Quinn on August 5, 2013. The dollar amounts in the table represent the total grant date fair value of the shares in accordance with the authoritative guidance issued by the FASB on stock compensation. The award was granted in accordance with Mr. Quinn’s employment agreement and the shares are subject to a two-year vesting period. Fifty percent of the shares vested on July 23, 2014, the first anniversary of Mr. Quinn’s employment agreement with the Company, and fifty percent of the shares vested on July 23, 2015, the second anniversary of Mr. Quinn’s employment agreement with the Company

(7)
On April 21, 2015, the Company granted 39,375 shares of restricted stock to Mr. Petrucelly. Such shares related to the 2015 cash related targets and revenue/billings related targets of the April 1, 2014 restricted stock award granted to Mr. Petrucelly, which were determined to be granted on April 21, 2015, the date the 2015 annual performance criteria were set. In addition, the Company granted a restricted stock award of 150,000 shares to Mr. Petrucelly on April 21, 2015. The restricted stock was granted on a discretionary basis and are subject to a three-year vesting period. Thirty-three percent of the options vest on each of the first two anniversaries of the grant and thirty-four percent of the options vest on the third anniversary of the grant. The dollar amounts in the table represent the total grant date fair value of the 189,375 shares granted in 2015 in accordance with the authoritative guidance issued by the FASB on stock compensation.

(8)
The Company granted a restricted stock award of 315,000 shares to Mr. Petrucelly on April 1, 2014. The restrictions on various portions of the restricted stock lapse upon the Company’s achievement of performance criteria related to: Common stock price; GAAP earnings per share; non-GAAP earnings per share; cash related targets; and revenue/billings related targets. Based on authoritative guidance issued by the FASB on stock compensation the grant date was determined to be July 30, 2014 and the number of shares granted on that date was determined to be 196,875. The portion of shares related to the 2015 cash related targets and revenue/billings related targets were determined to be granted on April 21, 2015, the date the 2015 annual performance criteria were set as noted above. The portion of shares related to the 2015, 2016 and 2017 cash related targets and revenue/billings related targets will be determined to be granted on the date when the respective annual performance criteria are set. The dollar amounts in the table represent the total grant date fair value of the shares in accordance with the authoritative guidance issued by the FASB on stock compensation.

(9)
The Company granted a restricted stock award of 125,000 shares to Mr. Komet on April 1, 2014. The restrictions on various portions of the restricted stock lapse upon the Company’s achievement of performance criteria related to: Common stock price; GAAP earnings per share; non-GAAP earnings per share; cash related targets; and revenue/billings related targets. Based on authoritative guidance issued by the FASB on stock compensation the grant date was determined to be July 30, 2014 and the number of shares granted on that date was determined to be 78,125. On April 21, 2015, the Company granted 15,625 shares of restricted stock to Mr. Komet. Such shares related to the 2015 cash related targets and revenue/billings related targets of the award, which were determined to be granted on April 21, 2015, the date the 2015 annual performance criteria were set. The portion of shares related to the 2016 and 2017 cash related targets and revenue/billings related targets will be determined to be granted on the date when the respective annual performance criteria are set. In addition, the Company granted a restricted stock award of 100,000 shares to Mr. Komet on April 21, 2015. The restricted stock was granted on a discretionary basis and are subject to a three-year vesting period. Thirty-three percent of the options vest on each of the first two anniversaries of the grant and thirty-four percent of the options vest on the third anniversary of the grant. The Company granted a restricted stock award of 15 shares to Mr. Komet on January 6, 2015 which fully vested on January 11, 2015. The dollar amounts in the table represent the total grant date fair value of the 115,625 shares granted in 2015 in accordance with the authoritative guidance issued by the FASB on stock compensation.

(10)
The Company granted options to purchase 95,000 shares of Company common stock to Mr. Petrucelly on May 9, 2013. The dollar amounts in the table represent the total grant date fair value of the options in accordance with the authoritative guidance issued by the FASB on stock compensation. The options were granted on a discretionary basis and are subject to a three-year vesting period. Thirty three percent of the options vest on each of the first two anniversaries of the grant and thirty four percent of the options vest on the third anniversary of the grant.

(11)
In 2013, the Company paid Mr. Quinn commissions totaling $100,313 for his work while he was vice president of sales and marketing for North America and Chief Operating Officer through June 28, 2013. Mr. Quinn stopped earning commissions upon his appointment as Interim Chief Executive Officer on June 28, 2013.

Narrative Discussion to Summary Compensation Table
Gary Quinn
On July 24, 2015, the Company renewed its Employment Agreement (the “Quinn Employment Agreement”) with Gary Quinn. Pursuant to the Quinn Employment Agreement, the Company agreed to continue to employ Mr. Quinn as President and Chief Executive Officer of the Company effective July 24, 2015, at an annual salary of $475,000 per annum, which will automatically renew every twelve (12) months unless either party gives notice to the other that it will not renew at least sixty (60) days prior to the end of the term. Among other items, The Quinn Employment Agreement also provided for the grant of 500,000 restricted shares which vest fifty percent and fifty percent based upon the achievement of two predetermined milestones of the Company’s common stock closing trading price for ninety (90) consecutive trading days. The 500,000 restricted shares were granted to Mr. Quinn by the Company’s Compensation Committee on July 28, 2015.
The Employment Agreement provides that in the event of a Change of Control (as defined under the Quinn Employment Agreement) during the term of Mr. Quinn’s employment with the Company, all of Mr. Quinn’s outstanding unvested shares of restricted common stock granted pursuant to the Quinn Employment Agreement will automatically vest and be fully exercisable, as applicable, on the date of the Change of Control.
Pursuant to the Quinn Employment Agreement, if Mr. Quinn’s employment is terminated by the Company without Cause or by Mr. Quinn for Good Reason (each as defined under the Quinn Employment Agreement), Mr. Quinn will be entitled to a lump sum cash payment equal to: twelve (12) months of the Mr. Quinn’s annual Base Salary, up to a maximum of $475,000, payable within fifteen (15) days following the Termination Date, plus, in addition, if Mr. Quinn’s employment is terminated by the Company without Cause or by Mr. Quinn for Good Reason prior to July 24, 2016, Mr. Quinn shall be entitled to be paid the full base salary through July 24, 2016. The Quinn Employment Agreement also contains certain non-compete provisions effective for one year following the termination or expiration of the Quinn Employment Agreement, unless the Quinn Employment Agreement is terminated by the Company without Cause or by Mr. Quinn for Good Reason, as well as standard confidentiality provisions.

On July 23, 2013, Mr. Quinn and the Company entered into an agreement for his employ (the “2013 Employment Agreement”).
Pursuant to the 2013 Employment Agreement, Mr. Quinn received a base salary of $400,000 per annum. Under the 2013 Employment Agreement, Mr. Quinn was also entitled to participate in all benefit programs generally available to Company employees.
The 2013 Employment Agreement further provided that the Company would grant 500,000 shares of restricted stock to Mr. Quinn. These shares were granted on August 5, 2013. Fifty percent of the restricted shares vested on July 23, 2014 and fifty percent of the restricted shares vested on July 23, 2015.
Prior to Mr. Quinn’s appointment as Chief Executive Officer and his entry into the 2013 Employment Agreement, Mr. Quinn was paid a salary of $250,000. In addition, for the period prior to June 28, 2013, when Mr. Quinn was named Interim Chief Executive Officer, Mr. Quinn received commissions based on the Company’s sales of software licenses, hardware and services to customers in North America. Mr. Quinn’s entitlement to the accrual of commissions ended upon his appointment as Interim Chief Executive Officer, but some commissions earned prior to that appointment were paid after Mr. Quinn became the Interim Chief Executive Officer.
Other Named Executive Officers
Each of the other Named Executive Officers are employees at will.
The salaries for the NEOs are set by the Compensation Committee using the criteria set forth above in the “Compensation Discussion and Analysis” section. On August 7, 2012, when Mr. Petrucelly was named Chief Financial Officer, his salary was $225,000. On February 12, 2016, Mr. Petrucelly's salary was increased to $275,000 effective January 1, 2016. Mr. Komet became an NEO on October 28, 2015 when he was named Executive Vice President Worldwide Field Operations, at which time his salary was $200,000. On February 12, 2016, Mr. Komet's salary was increased to $225,000 effective January 1, 2016.

In May 2013, Mr. Petrucelly received grants of options to purchase 95,000 shares of Company common stock. In December 2015, Mr. Komet received grants of options to purchase 20,000 shares of Company common stock and in February 2016, Mr. Komet received grants of options to purchase 100,000 shares of Company common stock.

The grants to Messrs. Petrucelly and Komet were made to align their interests with stockholders and as a retention incentive. All options granted vest as to thirty-three percent of the award on each of the first two anniversaries of the grant and thirty-four percent on the third anniversary of the grant.

In addition to their cash compensation, the NEOs also receive, from time to time, grants of equity compensation in accordance with the compensation philosophy discussed above.

C. Grants of Plan-Based Awards For 2015
The following table provides information related to plan-based awards granted to the Company’s NEOs.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards (6)
Gary Quinn	4/21/2015	78,125	(2)	—	$1.54	$120,313
President and Chief	4/21/2015	150,000	(3)	—	$1.54	$231,000
Executive Officer (Principal Executive Officer)	7/28/2015	500,000	(4)	—	$1.05	$525,000

Louis Petrucelly	4/21/2015	39,375	(2)	—	$1.54	$60,638
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	4/21/2015	150,000	(3)	—	$1.54	$231,000

Alan Komet	1/6/2015	15	(5)	—	$1.35	$20
Executive Vice President,	4/21/2015	15,625	(2)	—	$1.54	$24,063
Worldwide Field Operations (1)	4/21/2015	100,000	(3)	—	$1.54	$154,000

(1)	On October 28, 2015, Mr. Komet was named Executive Vice President, Worldwide Field Operations.

(2)
The Company granted a restricted stock award of 625,000, 315,000 and 125,000 shares to Mr. Quinn, Mr. Petrucelly and Mr. Komet, respectively, on April 1, 2014. The restrictions on various portions of the restricted stock lapse upon the Company’s achievement of performance criteria related to: Common stock price; GAAP earnings per share; non-GAAP earnings per share; cash related targets; and revenue/billings related targets. Based on authoritative guidance issued by the FASB on stock compensation the grant date was determined to be July 30, 2014 and the number of shares granted on that date was determined to be 390,625, 196,875 and 78,125 to Mr. Quinn, Mr. Petrucelly and Mr. Komet, respectively. On April 21, 2015, the Company granted 78,125, 39,375 and 15,625 shares of restricted stock to Mr. Quinn, Mr. Petrucelly and Mr. Komet, respectively. Such shares related to the 2015 cash related targets and revenue/billings related targets of the restricted stock award, which were determined to be granted on April 21, 2015, the date the 2015 annual performance criteria were set. The portion of shares related to the 2016 and 2017 cash related targets and revenue/billings related targets will be determined to be granted on the date when the respective annual performance criteria are set.

(3)
The Company granted a restricted stock award pursuant to the terms of the Company's 2006 Incentive Stock Plan of 150,000 shares to both Mr. Quinn and Mr. Petrucelly and 100,000 shares to Mr. Komet on April 21, 2015. The restricted stock was granted on a discretionary basis and are subject to a three-year vesting period. Thirty three percent of the options vest on each of the first two anniversaries of the grant and thirty four percent of the options vest on the third anniversary of the grant.

(4)
The Company granted a restricted stock award of 500,000 shares to Mr. Quinn on July 28, 2015 pursuant to the terms of the Company's 2006 Incentive Stock Plan. The award was granted In accordance with Mr. Quinn’s employment agreement and the shares are subject to vest fifty percent and fifty percent based upon the achievement of two predetermined milestones of the Company’s common stock closing trading price for ninety (90) consecutive trading days.

(5)	The Company granted a restricted stock award of 15 shares to Mr. Komet on January 6, 2015 which fully vested on January 11, 2015.

(6)
The dollar amounts in the table represent the total grant date fair value of the awards in accordance with the authoritative guidance issued by the FASB on stock compensation. The grant date fair value per share for the April 21, 2015 Other Stock Awards was $1.54 and the grant date fair value per share for the July 28, 2015 Other Stock Awards was $1.05.

D. Outstanding Equity Awards at Fiscal Year End 2015
The following table provides information related to the aggregate outstanding equity awards which were granted to the Company’s NEOs as of December 31, 2015.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gary Quinn	200,000 (2)	—	$3.62	04/04/22	1,275,000 (15)	$2,397,000 (18)
President and Chief Executive Officer	16,500 (3)	8,500 (3)	$1.36	05/09/23	—	—
(Principal Executive Officer)

Louis Petrucelly	10,000 (4)	—	$10.84	04/03/17	465,000 (16)	$874,200 (18)
Executive Vice President,	10,000 (5)	—	$7.14	03/10/18	—	—
Chief Financial Officer and Treasurer	15,000 (6)	—	$2.63	11/06/18	—	—
(Principal Financial Officer)	15,000 (7)	—	$2.25	03/09/19	—	—
	12,000 (8)	—	$5.12	08/06/19	—	—
	10,000 (9)	—	$3.93	03/11/20	—	—
	15,000 (10)	—	$3.31	12/20/20	—	—
	25,000 (11)	—	$4.12	05/09/21	—	—
	50,000 (12)	—	$2.46	06/05/22	—	—
	62,700 (13)	32,300 (13)	$1.36	05/09/23	—	—

Alan Komet	13,200 (14)	6,800 (14)	$1.36	05/09/23	225,000 (17)	$423,000 (18)
Executive Vice President,
Worldwide Field Operations (1)

(1)	On October 28, 2015, Mr. Komet was named Executive Vice President, Worldwide Field Operations.

(2)	Award fully vested on April 4, 2015.

(3)	Mr. Quinn was awarded 25,000 stock options on May 9, 2013, which vest thirty-three percent, thirty-three percent and thirty-four percent on each anniversary over a three-year period.

(4)	Award fully vested on April 3, 2010.

(5)	Award fully vested on March 10, 2011.

(6)	Award fully vested on November 6, 2011.

(7)	Award fully vested on March 9, 2012.

(8)	Award fully vested on August 6, 2012.

(9)	Award fully vested on March 11, 2013.

(10)	Award fully vested on December 20, 2013.

(11)	Award fully vested on May 9, 2014.

(12)	Award fully vested on June 5, 2015.

(13)	Mr. Petrucelly was awarded options to purchase 95,000 shares on May 9, 2013, which vest thirty-three percent, thirty-three percent and thirty-four percent on each anniversary over a three-year period.

(14)	Mr. Komet was awarded options to purchase 20,000 shares on May 9, 2013, which vest thirty-three percent, thirty-three percent and thirty-four percent on each anniversary over a three-year period.

(15)
Mr. Quinn was awarded 625,000 shares of restricted stock on April 1, 2014. The restrictions on various portions of the restricted stock lapse upon the Company’s achievement of performance criteria related to: Common stock price; GAAP earnings per share; non-GAAP earnings per share; cash related targets; and revenue/billings related targets. In addition, Mr. Quinn was awarded 150,000 shares of restricted stock on April 21, 2015. The restricted stock was granted on a discretionary basis and are subject to a three-year vesting period. Thirty-three percent of the options vest on each of the first two anniversaries of the grant and thirty-four percent of the options vest on the third anniversary of the grant. Mr. Quinn was also awarded 500,000 shares of restricted stock on July 28, 2015. The award was granted in accordance with Mr. Quinn’s employment agreement and the shares are subject to vest fifty percent and fifty percent based upon the achievement of two predetermined milestones of the Company’s common stock closing trading price for ninety (90) consecutive trading days.

(16)
Mr. Petrucelly was awarded 315,000 shares of restricted stock on April 1, 2014. The restrictions on various portions of the restricted stock lapse upon the Company’s achievement of performance criteria related to: Common stock price; GAAP earnings per share; non-GAAP earnings per share; cash related targets; and revenue/billings related targets. In addition, Mr. Petrucelly was awarded 150,000 shares of restricted stock on April 21, 2015. The restricted stock was granted on a discretionary basis and are subject to a three-year vesting period. Thirty-three percent of the options vest on each of the first two anniversaries of the grant and thirty-four percent of the options vest on the third anniversary of the grant.

(17)
Mr. Komet was awarded 125,000 shares of restricted stock on April 1, 2014. The restrictions on various portions of the restricted stock lapse upon the Company’s achievement of performance criteria related to: Common stock price; GAAP earnings per share; non-GAAP earnings per share; cash related targets; and revenue/billings related targets. In addition, Mr. Komet was awarded 100,000 shares of restricted stock on April 21, 2015. The restricted stock was granted on a discretionary basis and are subject to a three-year vesting period. Thirty-three percent of the options vest on each of the first two anniversaries of the grant and thirty-four percent of the options vest on the third anniversary of the grant.

(18)	The closing price of the Company’s common stock on December 31, 2015 was $1.88 per share.
E. Option Exercises and Stock Vested for 2015
The following table provides information related to options exercised by the Company’s NEOs and the vesting of restricted stock for the Company’s NEOs during the year ended December 31, 2015.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gary Quinn President and Chief Executive Officer (Principal Executive Officer)	250,000	$356,250	(2)

Louis Petrucelly Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	—	—

Alan Komet Executive Vice President, Worldwide Field Operations (1)	15	$20	(3)

(1)	On October 28, 2015, Mr. Komet was named Executive Vice President, Worldwide Field Operations.

(2)
Reflects vesting of 250,000 shares of restricted stock (50% of the total 500,000 shares) awarded to Mr. Quinn on August 5, 2013. The average market price of the Company’s stock at the vesting date was $1.43 per share.

(3)
Reflects vesting of 15 shares of restricted stock (100% of the total 15 shares) awarded to Mr. Komet on January 6, 2015. The average market price of the Company’s stock at the vesting date was $1.36 per share.

F. Potential Payments Upon Severance or Change in Control
Severance Agreements
The Quinn Employment Agreement with Mr. Quinn provides for certain payments upon severance or a change in control.
If Mr. Quinn’s employment is terminated by the Company without Cause (as defined in the Quinn Employment Agreement), or by Mr. Quinn for Good Reason (as defined in the Quinn Employment Agreement), Mr. Quinn is entitled to the following:

(i)
his fully earned but unpaid Base Salary (as defined in the Quinn Employment Agreement), when due, through the Termination Date (as defined in the Quinn Employment Agreement) at the rate then in effect, plus all other amounts which Mr. Quinn earned and accrued under any compensation plan of the Company at the time of termination;

(ii)
a lump sum cash payment equal to twelve (12) months of Mr. Quinn’s annual Base Salary, up to a maximum of $475,000, payable within fifteen (15) days following the Termination Date, plus, in addition, if Mr. Quinn’s employment is terminated by the Company without Cause or by Mr. Quinn for Good Reason prior to July 24, 2016, Mr. Quinn shall be entitled to be paid his full Base Salary through July 24, 2016;

(iii)	a pro-rata portion of any bonus earned and payable; and

(iv)	as permitted by law, the Company shall pay all COBRA benefits through July 24, 2017, then subsequently, Mr. Quinn shall have the right to COBRA benefits, at the Company’s cost.

If the Quinn Employment Agreement expires and the parties do not enter into a subsequent agreement extending Mr. Quinn’s employment as President and Chief Executive Officer, Mr. Quinn is entitled to the following:

(i)
his fully earned but unpaid Base Salary, when due, through the Termination Date at the rate then in effect, plus all other amounts which Mr. Quinn earned and accrued under any compensation plan of the Company at the time of termination; and

(ii)	the right to COBRA benefits, at Mr. Quinn’s cost.
If Mr. Quinn's employment is terminated as a result of death, the Company will provide Mr. Quinn’s estate his fully earned but unpaid Base Salary, when due, through the Termination Date at the rate then in effect, plus all other amounts which Mr. Quinn earned and accrued under any compensation plan of the Company at the Termination Date.
Under the Quinn Employment Agreement, if a change of control occurs (as defined in that agreement), any unvested shares of restricted stock granted under the Quinn Employment Agreement will vest.
Change in Control Agreements
The Company’s Amended 2005 Plan provides for payments to certain officers and employees of the Company, including all of the Named Executive Officers, except Mr. Komet, in the event that there is a change in control of the Company at a time when the officer, employee or Named Executive Officer is an employee of the Company and the individual’s employment is terminated within twenty-four months of the change in control. These agreements were entered into to ensure the continued service of the Named Executive Officers in the event of a change in control. Except as otherwise indicated, for purposes of this section, Named Executive Officer refers to employees of the Company who have been designated a participant under the Amended 2005 Plan and who are employed by the Company at the time of the change of control.
For purposes of the Amended 2005 Plan, a “Change in Control” is deemed to have occurred if:

•	more than fifty percent of the Company’s voting securities, or the power to vote more than fifty percent of the Company’s voting securities, is acquired;

•	the members of the Company’s Board of Directors cease to be a majority of the board of directors following a merger;

•	a merger, consolidation or reorganization (a) with or into the Company, or (b) in which securities of the Company are issued;

•	a complete liquidation or dissolution of the Company; or

•	the sale or other disposition of all or substantially all of the assets of the Company.
In the event a Change in Control occurs, and a Named Executive Officer is terminated, or the Named Executive Officer ends his employment for Good Reason, within two years of the Change in Control, the Named Executive Officer is entitled to certain severance benefits ("Severance Benefits"). The Named Executive Officer is not entitled to Severance Benefits if the Named Executive Officer is terminated: (a) for cause; (b) by reason of permanent disability; (c) voluntarily by the Named Executive Officer other than for certain defined reasons; or (d) by death. "Good Reason" for leaving employment includes: (i) a diminution in the NEO’s title, offices or responsibilities; (ii) a reduction in base salary; (iii) a material increase in commuting distance or business travel requirements; (iv) a diminution in compensation or benefits; (v) a breach of the Amended 2005 Plan; or (vi) a purported termination for cause which does not comply with the terms of the Amended 2005 Plan.
The Severance Benefits to which each of the Named Executive Officers would be entitled are:

a.	a payment equal to three times the Named Executive Officer’s base salary, on an annualized basis, at the time of the Change in Control or, if greater, at any time after the Change in Control;

b.	a payment equal to three times the annual bonus paid or payable to the Named Executive Officer during the fiscal year preceding the Change in Control;

c.
the continuation for three years for the Named Executive Officer and his dependents and beneficiaries of basic life insurance, flexible spending account, medical and dental benefits which were being provided immediately prior to the Change in Control (or, if greater, at any time thereafter); and

d1.	replacement of all stock options granted by the Company, whether or not vested, with an equal number of fully vested options to purchase shares of the Company’s common stock; or

d2.
if the Company’s Board of Directors approves at the time, the surrender of all options, whether vested or not, in return for a cash payment equal to the difference between the full exercise price of each option surrendered and the greater of: (1) the average price per share paid in connection with the acquisition of control of the Company; (2) the price per share paid in connection with any tender offer leading to control of the Company; and (3) the mean between the high and the low selling price of Company common stock on the relevant market on the date on which the Named Executive Officer became entitled to receive Severance Benefits.

In addition, each of the Named Executive Officers is entitled to, at the time any such tax is due, a lump sum payment equal to the amount of any income tax payable by the Named Executive Officer and attributable to the benefits set forth in (c); provided, however, that if the severance benefits would be subject to an excise tax under the Internal Revenue Code, the benefits will be reduced so that no excise tax is triggered or the benefits will be paid in full with the participant solely responsible for the excise tax.
The Komet Severance Agreement provides for payments to Mr. Komet in the event that there is a change in control of the Company at a time when Mr. Komet is an employee of the Company and his employment is terminated by the Company without Cause or Mr. Komet terminates his employment with the Company for Good Reason during the period beginning ninety (90) days prior to a change in control and ending twelve (12) months following the consummation of a change in control (the "Trigger Period"). This agreement was entered into to ensure the continued service of Mr. Komet in the event of a change in control.

For purposes of the Komet Severance Agreement, a "Change in Control" is deemed to have occurred if:

•	more than fifty percent of the Company’s voting securities, or the power to vote more than fifty percent of the Company’s voting securities, is acquired;

•	the members of the Company’s Board of Directors cease to be a majority of the Board of Directors following a merger;

•	a merger, consolidation or reorganization (a) with or into the Company, or (b) in which securities of the Company are issued; or

•	the sale or other disposition of all or substantially all of the assets of the Company.

In the event a Change in Control occurs, and Mr. Komet is terminated without Cause, or Mr. Komet ends his employment for Good Reason, within the Trigger Period, Mr. Komet is entitled to certain severance benefits ("Severance Benefits"). Mr. Komet is not entitled to Severance Benefits if Mr. Komet is terminated: (a) for cause; (b) by reason of permanent disability; (c) voluntarily by Mr. Komet other than for certain defined reasons; or (d) by death.
The Severance Benefits to which Mr. Komet would be entitled are:

a.
a payment equal to two times the sum of Mr. Komet’s base salary, on an annualized basis, and bonus, with half of the aggregate payable in a lump sum following the Qualified Termination (and after the Change in Control) and half payable in equal installments over twelve (12) months on the Company’s regularly scheduled payroll dates;

b.
a payment equal to the pro-rata portion of Mr. Komet’s annual bonus for the fiscal year of termination based on performance (as determined by the Committee) through the date of termination, as may adjusted by determination of the Committee in its sole discretion, to the extent not previously paid;

c.	reimbursement of premium costs in excess of active employee rates to continue COBRA or such other medical coverage for one (1) year following termination; and

d.
all restrictions on all shares of restricted Company stock previously granted to Mr. Komet, including, without limitation, those relating to his tenure with the Company, shall lapse and the shares shall have no further restrictions.

In addition, Mr. Komet is entitled to, at the time any such tax is due, a lump sum payment equal to the amount of any income tax payable by Mr. Komet and attributable to the benefits set forth in (c); provided, however, that if the severance benefits would be subject to an excise tax under the Internal Revenue Code, the benefits will be reduced so that no excise tax is triggered or the benefits will be paid in full with the participant solely responsible for the excise tax.

The following table sets forth the value of the severance benefits each Named Executive Officer would be entitled to receive under the Amended 2005 Plan or the Komet Severance Agreement, as applicable, assuming that a Change in Control and the entitlement to receive Severance Benefits occurred on December 31, 2015:

Severance Benefit Component	Gary Quinn	Louis Petrucelly	Alan Komet (1)
Base Salary (2)	$1,425,000	$675,000	$400,000

Bonus (3)	$—	$—	$100,000

Value of Benefits (4)	$62,052	$63,918	$17,907

Reduction to Avoid Excise Tax (5)	$—	$—	$—

Equity Awards - Vested and Unvested Accelerated (6)	$2,410,000	$923,600	$433,400

Total	$3,897,052	$1,662,518	$951,307

(1)	On October 28, 2015, Mr. Komet was named Executive Vice President, Worldwide Field Operations.

(2)
Assumes that Messrs. Quinn and Petrucelly receive a base salary multiplier of three as per the Amended 2005 Plan and Mr. Komet receives a base salary multiplier of two as per the Komet Severance Agreement.

(3)
Assumes Messrs. Quinn and Petrucelly receive a bonus multiplier of three times the annual bonus amount paid for the fiscal year preceding the year in which the Change in Control occurs as per the Amended 2005 Plan and Mr. Komet receives a bonus multiplier of two as per the Komet Severance Agreement.

(4)
Benefits include medical benefits, dental benefits, long-term disability and group-term life insurance. Assumes that Messrs. Quinn and Petrucelly receive three full years of benefits as per the Amended 2005 Plan and Mr. Komet receives one full year of benefits as per the Komet Severance Agreement.

(5)
The payments to Messrs. Quinn and Petrucelly, would be subject to excise tax under Internal Revenue Code 4999 (“IRC 4999”). As of December 31, 2015, the Amended 2005 Plan provided that if any participant is subject to excise tax under IRC 4999, the Company shall reduce the payments to the extent necessary so that the payments shall not be subject to the excise tax if such reduction would result in a greater net after-tax amount, after taking into account all taxes, including the excise tax.

(6)
The Amended 2005 Plan and the Komet Severance Agreement provide for the vesting of all unvested shares of restricted stock upon a Change in Control. The value reflects the number of shares that would vest on a change of control multiplied by $1.88, the closing price for the Company’s common stock on the Nasdaq Global Market on December 31, 2015.

Report on Repricing of Options. None of the stock options granted under any of the Company’s plans was repriced in the fiscal year ended December 31, 2015.
Compensation Committee Interlock and Insider Participation. Messrs. Hale, Kaufman, Lieber and Oxenhorn served as members of the Compensation Committee of the Board of Directors during the fiscal year ended December 31, 2015. Except as disclosed under “Certain Relationships and Related Transactions – Related Party Transactions Reviewed During 2015”, there were no relationships that require disclosure under Item 407(e)(4) of Regulation S-K.

Equity Compensation Plan Information

The Company currently does not have any equity compensation plans not approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1) (c)
Equity compensation plans approved by security holders	7,972,341	$2.15	3,124,559

(1)	As of December 31, 2015

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Board of Directors has recognized that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). The Board therefore adopted a policy to be followed in connection with all related party transactions involving the Company.
A.    Identification of Related Transactions
Under the policy, any “Related Party Transaction” shall be consummated or shall continue only if:

1.
the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; or

2.	the transaction is approved by the disinterested members of the Board of Directors; or

3.	the transaction involves compensation approved by the Company’s Compensation and Management Development Committee.
For purposes of the policy, a "Related Party" is:

1.	a senior officer (which includes at a minimum each executive officer) or director of the Company; or

2.	a shareholder owning in excess of five percent of the Company (or its controlled affiliates); or

3.	a person who is an immediate family member of a senior officer or director; or

4.	an entity which is owned or controlled by someone listed in 1, 2 or 3 above, or an entity in which someone listed in 1, 2 or 3 above has a substantial ownership interest or control of such entity.
For purposes of the policy, a "Related Party Transaction" is a transaction between the Company and any Related Party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934), other than:

1.	transactions available to all employees generally

2.	transactions involving less than $5,000 when aggregated with all similar transactions.

B.     Audit Committee Approval
The Board of Directors determined that the Audit Committee of the Board is best suited to review and approve Related Party Transactions. Accordingly, at each calendar year’s first regularly scheduled Audit Committee meeting, management recommends Related Party Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Audit Committee approves or disapproves such transactions and at each subsequently scheduled meeting, management updates the Audit Committee as to any material change to those proposed transactions.
In the event management recommends any further Related Party Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Committee; provided that if ratification is not forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.
C.     Corporate Opportunity
The Board recognizes that situations may exist where a significant opportunity may be presented to management or a member of the Board of Directors that may equally be available to the Company, either directly or via referral. Before such opportunity may be consummated by a Related Party (other than an otherwise unaffiliated 5% stockholder), such opportunity shall be presented to the Board of Directors of the Company for consideration.
D.     Disclosure
All Related Party Transactions are to be disclosed in the Company’s applicable filings as required by the Securities Act of 1933 and the Exchange Act and related rules. Furthermore, all Related Party Transactions shall be disclosed to the Audit Committee of the Board and any material Related Party Transaction shall be disclosed to the full Board of Directors.
E.     Other Agreements
Management assures that all Related Party Transactions are approved in accordance with any requirements of the Company’s financing agreements.
Related Party Transactions Reviewed During 2015
Seth Oxenhorn, the son of Eli Oxenhorn, the Chairman of our Board of Directors, is Vice President of Strategic Alliances for the Company. This is a non-executive role and Seth Oxenhorn is not an executive officer of the Company. During 2015, Seth Oxenhorn received total compensation of $288,701, of which $160,000 was salary, and $128,701 was commissions. All of such compensation earned by Seth Oxenhorn is in accordance with the Company’s compensation plan for all personnel in similar positions.

Martin M. Hale, Jr., one of our directors, is a general partner of HCP-FVA, the holder of all of the Company’s Series A convertible preferred stock. The Series A convertible preferred stock was purchased by Hale Capital Partners, LP, of which Mr. Hale is a general partner, pursuant to a September 16, 2013 stock purchase agreement with the Company at a time when Mr. Hale was not a director of the Company. Hale Capital Partners, LP subsequently assigned all of its rights in the Series A convertible preferred stock to HCP-FVA. Under the terms of the Certificate of Designations, the holders of the Series A convertible preferred stock are entitled, as a group, to nominate and to elect up to two directors so long as at least 85% of the Company's Series A convertible preferred stock is outstanding. HCP-FVA, the sole holder of the Series a convertible preferred stock, nominated and elected Mr. Hale in September 2013. On October 29, 2014, Michael P. Kelly was elected to the Company’s Board of Directors.

PROPOSAL NO. 2
FALCONSTOR SOFTWARE, INC.,
2016 INCENTIVE STOCK PLAN

The Board of Directors proposes that the FalconStor Software, Inc., 2016 Incentive Stock Plan (the “2016 Plan”) be approved. The Company currently has an existing Amended and Restated 2006 Incentive Stock Plan which by its terms expires in 2016. Accordingly, the 2016 Plan will replace the Amended and Restated 2006 Incentive Stock Plan.

The 2016 Plan is intended to assist the Company in securing and retaining employees, officers, consultants and advisors (the “Participants”) by allowing them to participate in the ownership and growth of the Company through the grant of cash-based awards, incentive and nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. The granting of such securities serves as partial consideration for, and gives the Participants an additional inducement to remain in, the service of the Company and its subsidiaries and provides them with an increased incentive to work towards the Company’s success. Shares of common stock may be issued under the 2016 Plan upon the exercise of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options, or to Participants with such restrictions as determined by the Company.

The Board of Directors believes it is in the Company’s and its stockholders’ best interests to approve the 2016 Plan because it would allow the Company to continue to grant securities which facilitates the benefits of the additional incentive inherent in the ownership of common stock by the Participants and helps the Company retain the services of these Participants.

To date, no stock options to purchase shares of our common stock or other securities have been issued or granted under the 2016 Plan, subject to the effectiveness of the 2016 Plan.
A copy of the 2016 Plan is attached to this Proxy Statement as Exhibit A, and a summary of the 2016 Plan is set forth below. The summary is qualified in its entirety by reference to the 2016 Plan.

The Company intends to register the shares on a registration statement on Form S-8 under the Securities Act of 1933, in the future.
Summary of the 2016 Plan
Purpose of the 2016 Plan. The 2016 Plan is intended as an incentive to attract, motivate and retain employees and directors upon whose judgment, initiative and efforts the financial success and growth of our business largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of our Company and create value for stockholders.
Administration of the 2016 Plan. The 2016 Plan is to be administered by the Compensation Committee consisting of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 and, “outside directors” within the meaning of Section 162(m) of the Code. In the event that for any reason the Compensation Committee is unable to act or if the Compensation Committee at the time of any grant, award or other acquisition under the 2016 Plan does not consist of two or more “non-employee directors,” or if there is no such committee, then the 2016 Plan will be administered by the Board, except to the extent such Board action would have adverse consequences under Section 16(b) of the Exchange Act or Code Section 162(m).
Subject to the other provisions of the 2016 Plan, the Compensation Committee will have the authority, in its discretion: (i) to grant cash-based awards, nonqualified stock options, incentive stock options, SARs, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards, all of which are referred to collectively as “Awards”; (ii) to determine the terms and conditions of each Award granted (which need not be identical); (iii) to interpret the 2016 Plan and all Awards granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the 2016 Plan.

Eligibility. The persons eligible for participation in the 2016 Plan as recipients of Awards include employees, consultants and directors to our Company or any subsidiary or affiliate of our Company. In selecting participants, and determining the number of shares of common stock covered by each Award, the Compensation Committee may consider any factors that it deems relevant.

Shares Subject to the 2016 Plan. Subject to the conditions outlined below, the total number of shares of common stock which may be issued pursuant to Awards granted under the 2016 Plan may not exceed 1,500,000 shares of common stock; provided that if on July 1st of any calendar year in which the 2016 Plan is in effect (the “Calculation Date”) the number of shares of common stock with respect to which options may be granted is less than five percent (5%) of the number of outstanding shares of common stock, the number of shares of common stock available for issuance under the 2016 Plan shall be increased so that the number equals five percent (5%) of the shares outstanding on the Calculation Date, but in no event shall the total number of shares of common stock subject to the 2016 Plan in the aggregate exceed 20,000,000 shares, subject to adjustment as outlined below. The 2016 Plan provides for annual limits on the amount of stock options and SARs for any particular Participant.
In the event of certain corporate events or transactions (including, but not limited to, a change in our shares or capitalization), the Compensation Committee, in its sole discretion, in order to prevent dilution or enlargement of a Participant’s rights under the 2016 Plan, shall substitute or adjust, as applicable, and subject to certain Code limitations, the number and kind of shares of common stock that may be issued under the 2016 Plan or under particular forms of Awards, the number and kind of shares of common stock subject to outstanding Awards, the option price or grant price applicable to outstanding Awards, the annual Award limits, and other value determinations applicable to outstanding Awards.
Options. An option granted under the 2016 Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option. Upon the grant of an option to purchase shares of common stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of common stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the 2016 Plan. The purchase price of each share of common stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of common stock on the date the option is granted. No option shall be exercisable later than the tenth anniversary date of its grant. In the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred ten percent (110%) of the fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.
SARs. SARs, which may be issued in tandem with options or be freestanding, will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. The term of SARs granted under the 2016 Plan shall be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no SAR shall be exercisable later than the tenth anniversary date of its grant.

Restricted Stock and Restricted Stock Units. Shares of restricted stock and/or restricted stock units may be granted under the 2016 Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2016 Plan, as the Compensation Committee deems desirable.
Performance Units/Performance Shares. Subject to the terms and provisions of the 2016 Plan, the Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee shall determine. Each performance share shall have an initial value equal to the fair market value of a share of common stock on the date of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant.
Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the 2016 Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the 2016 Plan (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such Awards may involve the transfer of actual shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of shares of common stock. Each cash-based award shall specify a payment amount or payment range as determined by the Compensation Committee. Each other stock-based award shall be expressed in terms of shares of common stock or units based on shares of common stock, as determined by the Compensation Committee.

Restrictions on Transferability. The Awards granted under the 2016 Plan are not transferable and may be exercised solely by a participant or his authorized representative during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or his designation of beneficiary or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the 2016 Plan will be void and ineffective and will give no right to the purported transferee.
Change in Control. In the event of a Change in Control of our Company, any outstanding Awards can be assumed by the successor company or, in the alternative, the Compensation Committee or such successor company may substitute equivalent awards or provide substantially similar consideration to the Participants as was provided to stockholders. In the event the Awards are not assumed or the Awards are assumed and the Awards converted or replaced will not trade on a public securities market, all such Awards shall become vested. All performance-based Awards will automatically convert to time-based Awards in the event of a Change in Control of our Company. If a Participant is involuntarily terminated within twelve (12) months following a Change in Control, all outstanding Awards granted to such Participant shall become vested and any restrictions shall lapse.

Termination of the 2016 Plan. Unless sooner terminated as provided therein, the 2016 Plan shall terminate ten years from the date the 2016 Plan is approved by stockholders. The termination of the 2016 Plan shall not adversely affect any Awards granted prior to termination.
Amendments to the 2016 Plan. The Compensation Committee may at any time alter, amend, modify, suspend or terminate the 2016 Plan and any evidence of Award in whole or in part; provided, however, that, without the prior approval of our stockholders, options issued under the 2016 Plan to any individual will not be repriced, replaced, or regranted through cancellation, and no amendment of the 2016 Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; and except where required by tax law, without the prior written consent of the Participant, no modification shall adversely affect an Award under the 2016 Plan. The Compensation Committee can not issue any Awards while the 2016 Plan is suspended.
Federal Income Tax Consequences
Incentive Options. Options that are granted under the 2016 Plan and that are intended to qualify as incentive stock options must comply with the requirements of Section 422 of the Code. An option holder is not taxed upon the grant or exercise of an incentive stock option; however, the difference between the fair market value of the shares of common stock on the exercise date and the exercise price will be an item of adjustment for purposes of the alternative minimum tax. If an option holder holds shares of common stock acquired upon the exercise of an incentive stock option for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares of common stock acquired pursuant to exercise of an incentive stock option before satisfying the one-and-two year holding periods described above, the option holder, who under the plan must notify us of the disposition, may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the incentive stock option.
We are not entitled to an income tax deduction on the grant or the exercise of an incentive stock option or on the option holder’s disposition of the shares of common stock after satisfying the holding period requirement described above. If the holding periods are not satisfied, we will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.
Nonqualified Options. In the case of a non-qualified stock option, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares of common stock on the date of the exercise. We are generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares of common stock is long-term capital gain if the shares are held for at least one year following the exercise. We do not receive an income tax deduction for this gain.
SARs. No taxable income will be recognized by an option holder upon receipt of a SAR and we will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a SAR, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the stock appreciation right and we will generally be entitled to a corresponding tax deduction.
Other Awards. A recipient of restricted stock, restricted stock units, performance shares and performance units will not have taxable income upon grant, but will have ordinary income at the time of vesting. The amount of income will equal the fair market value on the vesting date of the shares and/or cash received minus the amount, if any, paid by the recipient. A recipient of restricted stock may instead, however, elect to be taxed on the fair market value at the time of grant. We will generally be entitled to an income tax deduction for the taxable year for which the recipient includes the amount in income.
The 2016 Plan is generally intended to satisfy the performance-based compensation exception to the limitation on our tax deductions imposed by Section 162(m) of the Code with respect to those grants for which such qualification is available and for which such exception is intended. However, in the event that the Compensation Committee deems it advisable to make an award to an employee subject to Code Section 162(m) without having the Award satisfy the requirements of Section 162(m) it may do so. The 2016 Plan is designed so that all Awards are either exempt from Section 409A of the Code or will satisfy Section 409A of the Code.
Aggregate Past Grants Under the 2016 Plan
As of the date hereof, no shares of our common stock have been granted under the 2016 Plan.
New Plan Benefits
Awards under the 2016 Plan will be granted at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the 2016 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, and actual company performance against performance goals established with respect to performance awards, among other things. Consequently, it is not possible to determine the exact benefits or number of shares subject to awards that may be granted in the future to persons eligible for participation in the 2016 Plan.
Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2016 INCENTIVE STOCK PLAN.
PROPOSAL NO. 3
FALCONSTOR SOFTWARE, INC., 2016
OUTSIDE DIRECTORS EQUITY COMPENSATION PLAN

The Board of Directors proposes that the FalconStor Software, Inc., 2016 Outside Directors Equity Compensation Plan (the “2016 Director Plan”) be approved.
The 2016 Director Plan is intended to assist the Company in securing and retaining qualified outside directors (the “Directors”) by allowing them to participate in the ownership and growth of the Company through the grant of shares of restricted stock and nonqualified stock options. The granting of such restricted stock or options serves as partial consideration for, and gives the Directors an additional inducement to remain in, the service of the Company and its subsidiaries and provides them with an increased incentive to work towards the Company’s success. Shares of common stock may be issued under the 2016 Director Plan to Directors with such restrictions as determined by the Company or upon the exercise of nonqualified stock options.
The Board of Directors believes it is in the Company's and its stockholders' best interests to approve the 2016 Director Plan because it would allow the Company to continue to grant nonqualified options and restricted shares which facilitates the benefits of the additional incentive inherent in the ownership of common stock by the Directors and helps the Company retain the services of these Directors.
A copy of the 2016 Director Plan is attached to this Proxy Statement as Exhibit B, and a summary of the 2016 Director Plan is set forth below. The summary is qualified in its entirety by reference to the 2016 Director Plan.

The Company intends to register the shares on a registration statement on Form S-8 under the Securities Act of 1933, in the future.

Summary of the 2016 Director Plan

The following summary of the 2016 Director Plan, assuming stockholder approval of the 2016 Director Plan, is qualified in its entirety by the specific language of the 2016 Director Plan.

General. The 2016 Director Plan provides for the grant of restricted stock or nonqualified stock options to outside directors of the Company.

Shares Subject to Plan. A maximum of 400,000 of the authorized but unissued or treasury shares of the common stock of the Company may be issued upon the grant of restricted shares or upon the exercise of options granted under the 2016 Director Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the 2016 Director Plan and to outstanding restricted shares and options. To the extent that (i) any outstanding restricted share or under the 2016 Director Plan expires or terminates prior to the termination of the restrictions on restricted stock, (ii) any options expires prior to the exercise in full, or (iii) shares issued upon the exercise of an option are repurchased by the Company, the shares of common stock for which such option is not exercised or the repurchased shares shall be returned to the 2016 Director Plan and again become available for grant.
Administration. The 2016 Director Plan will be administered by the Board of Directors. The Board will approve option and restricted share grants to Directors and will determine the terms of any restrictions on restricted shares, subject to the provisions of the 2016 Director Plan. The Board will also make any other determinations necessary or advisable for the administration of the 2016 Director Plan. The determinations by the Board will be final and conclusive.
Eligibility. Current outside directors of the Company, and individuals who served as outside directors for the Company in the twelve months prior to the date of any equity grant under the 2016 Director Plan, are eligible to participate in the 2016 Director Plan.
Terms and Conditions of Options. Each option granted under the 2016 Director Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2016 Director Plan. The purchase price of each share of common stock purchasable under a nonqualified option shall not be less than 100% of the fair market value of such share of common stock on the date the option is granted. Generally, the fair market value of the common stock will be the closing price per share on the date of grant as reported on The Nasdaq Global Market. The exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale of some or all of the shares of common stock being acquired upon the exercise of the option, or by any combination of these. Notwithstanding the foregoing, an optionee may not take any actions which are prohibited by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC or any other agency thereunder.
Options granted under the 2016 Director Plan become exercisable at such time or times and subject to such terms and conditions are set forth in Section 5(b) of the 2016 Director Plan. The term of each option shall be 10 years after the date of grant, subject to earlier termination in the event the optionee's service with the Company ceases.
In general, during the lifetime of the optionee, the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and distribution. However, the 2016 Director Plan provides that, with the consent of the Compensation Committee, an optionee may transfer a nonqualified option to: (i) an Immediate Family Member (as described in the 2016 Director Plan); (ii) a trust for the exclusive benefit of the Director and/or one or more Immediate Family Members; (iii) a partnership in which the Director and/or one or more Immediate Family Members are the only partners; or (iv) such other person or entity as the Board of Directors may permit.

Upon a Change of Control (as described in the 2016 Director Plan) of the Company, the Company will replace all unexercised stock options with an equal number of unrestricted and fully vested stock options to purchase shares of the Company’s common stock. Alternatively, upon a Change of Control, and subject to Board approval at the time, the Company may require an optionee to surrender any unexercised options and to receive in return from the Company a cash payment equal to the difference between the exercise price of each option surrendered and the greater of (i) the average price per share paid in connection with the acquisition of the Company, (ii) the price per share paid in connection with any tender offer for shares of the Company’s common stock leading to control, and (iii) the mean between the high and the low selling prices of such stock on the Nasdaq Global Market or other market on which the Company’s common stock is then traded on the date of the Change of Control.
Simultaneously with the granting of an option the Compensation Committee may also grant dividend equivalent rights equal to the number of shares of common stock underlying the option multiplied by the per-share cash dividend or per-share market value of a non-cash dividend. This provision shall only apply to special dividends of the Company.
Terms and Conditions of Restricted Stock. A grantee of restricted stock has no right to an award of restricted stock until the grantee accepts the award within the timeframe prescribed by the Compensation Committee and, if the Compensation Committee requires, makes payment to the Company in cash, or by check or other acceptable instrument. Certificate(s) are issued in the grantee’s name after acceptance of the award by the grantee, but are not delivered to the grantee until the shares are free of any restrictions specified by the Compensation Committee at the time grant. After acceptance and the issuance of a stock certificate, the participant shall have all the rights of a stockholder with respect to the restricted stock.
Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied. Shares of restricted stock are not transferable until the date on which the Compensation Committee has specified such restrictions have lapsed. The shares of restricted stock shall vest in accordance with Section 5(b) of the 2016 Director Plan. Unless otherwise provided by the Compensation Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of restricted stock shall be subject to the same restrictions as such shares of restricted stock.
Upon the occurrence of a Change of Control of the Company, the Compensation Committee may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Compensation Committee, in its sole discretion.
Unless otherwise determined by the Compensation Committee at or after grant, in the event the grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of restricted stock previously awarded to him which are still subject to restrictions will be forfeited and the Company will have the right to complete a blank stock power. The Compensation Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of restricted stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Compensation Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock.
Termination or Amendment. Unless earlier terminated by the Board, the 2016 Director Plan will terminate on April 27, 2019. The 2016 Director Plan provides that it may be terminated or amended by the Board at any time, subject to stockholder approval only if such amendment would increase the total number of shares of common stock reserved for issuance thereunder.
Summary of United States Federal Income Tax Consequences
Non-Qualified Stock Options. No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.
Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares of common stock on the date of the exercise. We are generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares of common stock is long-term capital gain if the shares are held for at least one year following the exercise. We do not receive an income tax deduction for this gain.

Restricted Shares. A participant will not have taxable income upon grant, but will have ordinary income at the time of vesting. The amount of income will equal the fair market value on the vesting date of the shares of restricted stock received minus the amount, if any, paid by the recipient. A participant may instead, however, elect to be taxed at the time of grant.
The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the restricted shares in his income.

The Company shall issue in the participant’s name a certificate for the shares of common stock associated with the award of restricted stock; however, unless otherwise provided, the certificate shall not be delivered to the participant until such shares are free of any restrictions specified by the Compensation Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied, and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control, the Compensation Committee may accelerate the vesting of outstanding restricted stock, in its sole discretion.
The Board believes it is in the Company's best interests to approve the 2016 Director Plan, which would allow the Company to continue to grant options, and to grant restricted stock, to secure for the Company the benefits of the additional incentive inherent in the ownership of shares of the Company's common stock by outside directors and to help the Company secure and retain the services of outside directors.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2016 OUTSIDE DIRECTORS EQUITY COMPENSATION PLAN.
PROPOSAL NO. 4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The accounting firm of BDO USA, LLP has been selected as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2016. Although the selection of accountants does not require ratification, the Audit Committee of the Board of Directors has directed that the appointment of BDO USA, LLP be submitted to stockholders for ratification due to the significance of their appointment by the Company. If stockholders do not ratify the appointment of BDO USA, LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm. A representative of BDO USA, LLP, which served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2015, is expected to be present at the Annual Meeting and, if he so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.
On June 12, 2015, the Audit Committee of the Board of Directors of the Company approved the engagement of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2015, effective immediately, and dismissed KPMG LLP as the Company's independent registered public accounting firm.

KPMG LLP's audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim periods through June 12, 2015, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except that KPMG LLP advised the Company of the existence of a material weakness as of September 30, 2014 relating to the precision of the Company’s contract review control over revenue which was remediated by the Company as of December 31, 2014. Accordingly, KPMG LLP’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014, which was included in the Company’s Form 10-K for the fiscal year ended December 31, 2014, did not contain an adverse opinion thereon.

The Company provided KPMG LLP with a copy of the disclosures it made in its Current Report on Form 8-K dated June 12, 2015 and requested that KPMG LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made. A copy of KPMG LLP’s letter dated June 16, 2015, was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K dated June 12, 2015.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim periods through June 12, 2015, neither the Company nor anyone acting on its behalf has consulted with BDO USA, LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Principal Accountant Fees and Services
Fees for services rendered by BDO USA, LLP and KPMG LLP for the years 2015 and 2014 are as follows:
Audit Fees: Fees billed for professional services rendered by BDO USA, LLP for the audit of the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2015 and the reviews of the interim condensed consolidated financial statements included in the Company's Form 10-Qs during such fiscal year. Fees billed for professional services rendered by KPMG LLP for the audit of the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2014 and the reviews of the interim condensed consolidated financial statements included in the Company's Form 10-Qs during such fiscal year and the first quarter of 2015. These fees also include (i) statutory audits of certain Company subsidiaries, (ii) audits of internal control over financial reporting, required under Section 404 of the Sarbanes-Oxley Act of 2002, and (iii) consent fees. Audit fees for professional services rendered by BDO USA, LLP and KPMG LLP for 2015 totaled $399,091 and $156,212, respectively.
Audit Related Fees: None
Tax Fees: Fees billed for tax-related services for certain Company subsidiaries rendered by BDO USA, LLP in 2015 and KPMG LLP in 2014 to the Company.
All Other Fees: Fees billed for professional services rendered by BDO USA, LLP related to certain proxy disclosure calculations for 2015 and fees billed for an on-line resource tool provided by KPMG LLP for the years 2015 and 2014. All other fees for professional services rendered by BDO USA, LLP and KPMG LLP for 2015 totaled $5,264 and $1,796, respectively.
The approximate fees for each category were as follows:

	Years Ended December 31,
Description	2015	2014
Audit Fees	$555,303	$608,714
Audit Related Fees	$—	$—
Tax Fees	$6,712	$2,970
All Other Fees	$7,060	$1,792

The Audit Committee has considered whether the provision by BDO USA, LLP of the services covered by the fees other than the audit fees is compatible with maintaining BDO USA, LLP’s independence and believes that it is compatible.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Committee Pre-Approval Procedures. The Audit Committee has adopted the following guidelines regarding the engagement of the Company’s independent registered public accounting firm to perform services for the Company:

For audit services (including statutory audit engagements as required under local country laws), the independent registered public accounting firm will provide the Audit Committee with an engagement letter during the first quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee at a meeting of the Audit Committee.

The independent registered public accounting firm will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management will submit to the Audit Committee for approval (during the second quarter of each fiscal year) the list of non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. Company management and the independent registered public accounting firm will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at the next Audit Committee meeting.

The independent registered public accounting firm must ensure that all audit and non-audit services provided to the Company have been approved by the Audit Committee. The Company Controller will be responsible for tracking all independent registered public accounting firm fees against the budget for such services and report at least annually to the Audit Committee.

Audit Committee Report

The Board of Directors appoints an Audit Committee each year to review the Company’s financial matters. Please see the Audit Committee discussion in the "Board of Directors" section, above, for a discussion of the Audit Committee.

The Audit Committee meets with BDO USA, LLP (the Company’s independent registered public accounting firm) and reviews the scope of their audit, report and recommendations.The Audit Committee members reviewed and discussed the audited consolidated financial statements as of and for the fiscal year ended December 31, 2015 with management. The Audit Committee also discussed all matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, as currently in effect, with BDO USA, LLP. The Audit Committee received the written disclosures and the letter from BDO USA, LLP as required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as currently in effect, and has discussed the independence of BDO USA, LLP with representatives of such firm.

Based on their review and the discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, to be filed with the SEC.

Audit Committee
Steven Fischer (Chair)
Michael Kelly
Irwin Lieber
Barry Rubenstein

SOLICITATION STATEMENT
The Company will bear all expenses in connection with the solicitation of proxies. In addition to the use of the mail, solicitations may be made by the Company’s regular employees, by telephone, telegraph or personal contact, without additional compensation. The Company will, upon their request, reimburse brokerage houses and persons holding shares of common stock in the names of the Company’s nominees for their reasonable expenses in sending solicited material to their principals.
STOCKHOLDER PROPOSALS
In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than November 24, 2015.
On May 21, 1998 the SEC adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal, which is not addressed in the Company’s proxy statement. The amendment provides that if the Company does not receive notice of the proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement (February 1, 2017), then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.
With respect to the Company’s 2017 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which has not been timely submitted, for inclusion in the Company’s proxy statement by November 18, 2016, the Company will be permitted to use its discretionary voting authority as outlined above.
OTHER MATTERS
So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Annual Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.
ANNUAL REPORT
The Company has sent, or is concurrently sending, to all of its stockholders of record as of March 1, 2016 information on how those stockholders may access a copy of the Company’s Annual Report for the fiscal year ended December 31, 2015. Such report contains the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2015.

By Order of the Board of Directors,

Louis J. Petrucelly
Dated:	Melville, NY	Executive Vice President, Chief Financial Officer and Treasurer
March 18, 2016
The Company will furnish a free copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (without exhibits) to all of its stockholders of record as of March 1, 2016 who will make a written request to Mr. Louis J. Petrucelly, Chief Financial Officer, FalconStor Software, Inc., 2 Huntington Quadrangle, Suite 2S01, Melville, New York 11747.

EXHIBIT A

FALCONSTOR SOFTWARE, INC.
2016 Equity Incentive Award Plan

Article 1
Establishment and Purpose

1.1Establishment of the Plan. FalconStor Software, Inc., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan, as set forth in this document.

1.2Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.

1.3Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Amended and Restated By-Laws.

Article 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:
(a)“Applicable Law” means the legal requirements relating to the administration of options and share-based or performance-based awards under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

(b)“Affiliates” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations of the Exchange Act.

(c)“Award” means, individually or collectively, a grant or award under this Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards.

(d)“Award Agreement” means an agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

(e)“Board” or “Board of Directors” means the Board of Directors of the Company.

(f)“Cause” has the meaning given to it in the Participant's employment agreement, or if the Participant is not subject to an employment agreement then “Cause” means as determined by the Board, (i) indictment of the Participant for a felony; (ii) conduct by the Participant in connection with his employment duties or responsibilities that is fraudulent or grossly negligent; (iii) willful misconduct; (iv) the Participant's contravention in any material respect of specific written lawful directions related to a material duty or responsibility which is directed to be undertaken from the Board or the person to whom the Participant reports; (v) any acts by the Participant which constitute embezzlement, misappropriation or breach of fiduciary duty resulting or intending to result in personal gain or enrichment at the expense of the Company, its subsidiaries or Affiliates; (vi) the Participant's failure to comply with any ongoing confidentiality and non-solicitation obligations between the Participant and the Company, its subsidiaries or Affiliates; or (vii) the Participant's continued failure to comply with a material policy of the Company, its subsidiaries or Affiliates after receiving notice from the Board of such failure to comply.

(g)“Change in Control” means, the occurrence of any of the following events:

(i)The acquisition by any individual, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act) (a “person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding Shares (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions will not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

(ii)In any 12-month period, the individuals who, as of the beginning of the 12-month period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

(iii)Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries (a “Corporate Transaction”), other than a Corporate Transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such Corporate Transaction.

(iv)The sale or other disposition of all or substantially all of the assets of the Company to any person, other than a transfer to any corporation or other person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company.

(v)A complete liquidation or dissolution of the Company.

(h)“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)“Committee” means the committee or committees of the Board of Directors given authority to administer the Plan as provided in Article 3.

(j)“Consultant” means any consultant or adviser if:

(i)The consultant or adviser renders bona fide services to the Company;

(ii)The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(iii)The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

(k)“Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(l)“Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

(m)“Director” means any individual who is a member of the Board of Directors. “Independent Director” means a member of the Board who is not an Employee of the Company.

(n)“Disability” has the meaning given to it in the Participant's employment agreement, or if the Participant is not subject to an employment agreement then "Disability" means that as a result of a physical or mental injury or illness, the Participant is unable to perform the essential functions of his or her job with or without reasonable accommodation for a period of (i) ninety (90) consecutive days or (ii) one hundred and twenty (120) days in a one (1) year period; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, or for accelerated vesting upon the occurrence of a disability, the Participant must be described in Section 22(e)(3) of the Code.

(o)“Dividend Equivalents” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(p)“Employee” means any employee, as defined in accordance with Section 3401(c) of the Code, of the Company or of one of the Company’s Subsidiaries. “Employment” means the employment of an Employee by the Company or one of its Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

(q)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(r)“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(s)“Fair Market Value” means the closing price on the applicable tier of the NASDAQ Stock Market (“NASDAQ”) for a Share on the relevant date, or if such date was not a trading day, the immediately preceding trading date, all as determined by the Company. A trading day is any day that the Shares are traded on NASDAQ. In lieu of the foregoing, the Committee may, from time to time, select any other index or measurement to determine the Fair Market Value of Shares under the Plan, including but not limited to an average determined over a period of trading days, in a manner consistent with Section 409A of the Code for Awards subject to Section 409A of the Code, and in a manner consistent with Section 422 of the Code for Incentive Stock Options.

(t)“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

(u)“Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(v)“Involuntary Termination” shall mean the termination of Participant’s service by reason of:

(i)Participant’s involuntary dismissal or discharge by the Company for reasons other than for Cause, or

(ii)Following a Change in Control, Participant’s voluntary resignation following: (1) a reduction in Participant’s base salary by more than ten percent (10%) or (2) a relocation of the Participant’s place of employment by more than forty (40) miles, provided and only if such change, reduction or relocation is effected by the Company without Participant’s consent.

(w)“Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(x)“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(y) “Option” means an option to purchase Shares from the Company. An Option may be either an Incentive Stock Option or Non-Qualified Stock Option.

(z)“Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 9.6 of the Plan.

(aa)“Participant” means an Employee or former Employee, a Consultant, or a member of the Board who holds an outstanding Award granted under the Plan.

(bb)“Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5), but which is subject to the terms and conditions set forth in Article 8. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(cc)“Performance Criteria” means the criteria provided in Section 8.6.

(dd)“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ee)“Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

(ff)“Plan” means the FalconStor Software, Inc. 2016 Equity Award Incentive Plan, as it may be amended from time to time.

(gg)“Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.

(hh)“Restricted Stock” means Stock awarded to a Participant pursuant to Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture.

(ii)“Restricted Stock Unit” means an Award granted pursuant to Section 7.8.

(jj)“Retirement” has the meaning given to it in the Participant's employment agreement, or if the Participant is not subject to an employment agreement then, shall mean termination of employment or service with the Company or its Affiliates (i) at or after age 55 and with the approval of the Committee or (ii) at or after age 65; it being understood that if a Participant’s employment or service is terminated for Cause at the time that he or she has satisfied the age and service requirements set forth herein, in no event shall such Participant’s employment or service be deemed to have been terminated due to Retirement.

(kk)“Shares” or “Stock” means the shares of common stock of the Company.

(ll)“Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 9.5 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(mm)“Subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

(nn)“Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

(oo)“Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3
Administration

3.1The Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, (b) an “outside director” pursuant to Section 162(m) of the Code, and (c) an “independent director” under the listing requirements of NASDAQ, or any similar rule or listing requirement that may be applicable to the Company from time to time. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

3.2Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals (defined below), (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth anniversary of the Effective Date.
All determinations and decisions made by the Company pursuant to the provisions of the Plan and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.
Article 4
Shares Subject to the Plan

4.1Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan, including Incentive Stock Options, shall be 1,500,000 shares; provided, that if on July 1st of any calendar year in which the Plan is in effect (the “Calculation Date”) the number of Shares with respect to which Options may be granted is less than five percent (5%) of the number of outstanding Shares, the number of Shares available for issuance under the Plan shall be increased so that the number equals five percent (5%) of the Shares outstanding on the Calculation Date, but in no event shall the total number of Shares subject to the Plan in the aggregate exceed 20,000,000 Shares, subject to adjustment as provided in Sections 4.2 and 4.3 hereof.

4.2Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a)If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b)Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c)If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affecting the Shares, the Committee shall make such provision as it shall consider appropriate for (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award shall always be a whole number. The determination of the Committee shall be conclusive; provided, further, (i) with respect to any Award subject to Section 409A of the Code, any such adjustment shall be authorized only to the extent that such adjustment would not cause the Award to fail to comply with Section 409A of the Code and (ii) with respect to any Incentive Stock Option, such adjustment shall be made in a manner consistent with Section 422 of the Code.

4.4Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 4.3, the maximum number of shares of Stock with respect to one or more Awards of Options or SARs that may be granted to any one Participant during each calendar year shall be 300,000 shares.

Article 5
Eligibility and Participation

5.1General. Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee; provided that any Employee to be eligible for any Award under the Plan must have executed and delivered to the Company a proprietary information agreement (including confidentiality and non-solicitation agreements), code of business conduct and employee handbook in such form as used by the Company.

5.2Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6
Stock Options

6.1Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to eligible Employees at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee; provided, however, that no Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee, subject to the limitations set forth in Article 4.

6.2Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.

6.3Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Subject to adjustment as provided in Section 4.3 herein or as otherwise provided herein, the terms of an Option may not be amended to reduce the exercise price nor may Options be cancelled or exchanged for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

In the case of an Incentive Stock Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such Incentive Stock Option shall be granted at a price that is not less than one hundred ten percent (110%) of Fair Market Value on the date of grant and such Incentive Stock Option shall be exercisable for no more than five (5) years from the date of grant.
6.4Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant, except as otherwise provided herein.

In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)The expiration date of the Incentive Stock Option.

(b)One year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c)Three (3) months after the date of the Participant’s Termination of Employment for any reason other than Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).

6.5Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option, provided, however, the Chairman of the Board, or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options to the extent provided in this sentence, for any Participant who is not an Insider.

6.6Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.
Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.
6.7Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

6.8Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company.

The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part:
(a)Payment may be made in cash.

(b)Payment may be made by delivery of Shares owned by the Participant in partial (if in partial payment, then together with cash) or full payment.

(c)If the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company.

(d)At any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date.

If payment is made by the delivery of Shares, the value of the Shares delivered shall be equal to the then most recent Fair Market Value of the Shares established before the exercise of the Option.
Restricted Stock may not be used to pay the Exercise Price.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.
6.9Termination of Employment. Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:

(a)Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death, all Options granted to that Participant may be exercised, to the extent exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one (1) year from the date of such death or for the stated term of such Option, whichever period is shorter. In the event of the Participant’s Termination of Employment by reason of Disability, all Options granted to that Participant may be exercised, to the extent exercisable (or on such accelerated basis as the Committee shall determine at or after grant), for a period of three (3) months from the date of such death or for the stated term of such Option, whichever period is shorter; provided, however, that if the Participant dies within such three (3) month period, any unexercised Options held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death or for the stated term of such Option, whichever period is shorter.

(b)Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

(c)Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:

(i)All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than three (3) months from the date of Termination of Employment if the Participant is eligible for Retirement, or thirty (30) days from the date of the Termination of Employment if the Participant is not eligible for Retirement, as the case may be, unless in either case the Options, by their terms, expire earlier; and

(ii)In the event of the death of the Participant after Termination of Employment if the Participant is eligible for Retirement, paragraph (a) above shall apply and not this paragraph (c).

(iii)In the event of the death of the Participant after Termination of Employment if the Participant is not eligible for Retirement, this paragraph (c) shall still apply and not paragraph (a), above.

(d)Options not Vested at Termination. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan) and such portion of the Award shall be null and void and of no force or effect.

(e)Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.10Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:

(a)During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 10, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.

(b)No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 10; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.

Article 7
Restricted Stock

7.1Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts, subject to the limitations in Article 4, and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 8.6, herein, with respect to Performance-Based Awards.

7.2Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

7.3Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.

7.4Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals (as described in Section 8.6), as may be determined by the Committee in accordance with Section 3.2. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as the Shares are fully vested and all conditions and/or restrictions applicable to such Shares have been satisfied.
7.5Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, but subject to Section 3.2, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

7.6Voting Rights, Dividends and Other Distributions. Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. Any such dividends or distributions will be automatically reinvested in additional Shares of Restricted Stock and subject to the same restrictions on transferability and vesting conditions as the Restricted Stock with respect to which they were distributed.

7.7Termination of Employment. In the event of the Participant’s Termination of Employment for any reason, unless otherwise determined by the Committee, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company, and such portion of the Award shall be null and void and of no force or effect.

7.8Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and shall receive dividends or Dividend Equivalents only to the extent provided by the Committee. Notwithstanding anything herein to the contrary, in no event shall dividends or Dividend Equivalents be currently payable with respect to unvested or unearned Restricted Stock Units that are subject to performance criteria. Upon a Participant’s Termination of Employment for any reason, the Committee will determine whether there should be any acceleration of vesting.

Article 8
Performance-Based Awards

8.1Purpose. The purpose of this Article 8 is to provide the Committee the ability to qualify Awards that are granted pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5) as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Articles 7 or 9; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

8.2Applicability. This Article 8 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

8.3Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code, with respect to any Award granted under Articles 7 and 9 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service, and not later than after twenty-five percent (25%) of such period has elapsed (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

8.4Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period if the Performance Goals for such period are achieved. Notwithstanding the foregoing, for purposes of clarification and not limitation, at the discretion of the Committee, the Committee may appropriately adjust any Performance Criteria in a manner not consistent with Section 162(m) of the Code, provided that such compensation may not be determined to be “performance-based compensation” pursuant to Section 162(m) of the Code.

8.5Performance Period. The Performance Period is set by the Committee for each Award.

8.6Performance Goals. For each Performance-Based Award, the Committee shall establish (and may establish for other Awards) performance objectives (“Performance Goals”) for the Company, its Subsidiaries, and/or divisions of any of foregoing, using the Performance Criteria and other factors set forth in (a) and (b), below. It may also use other criteria or factors in establishing Performance Goals in addition to or in lieu of the foregoing. A Performance Goal may be stated as an absolute value or as a value determined relative to an index, budget, prior period, similar measures of a peer group of other companies or other standard selected by the Committee. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of Performance Shares and/or Performance Stock Units which would be converted into Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 8.6.

The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof, including but not limited to the offset against each other of any combination of the following criteria:
(a)Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

(b)Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

(c)The Company’s Stock price, return on stockholders’ equity, total stockholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per Share.

(d)Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.

Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an Award to fail to satisfy the performance based exemption of Section 162(m) of the Code.
8.7Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.8Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Stock Units and Performance Shares shall be forfeited by the Participant to the Company and such portion of the Award shall be null and void and of no force or effect.

8.9Nontransferability. Performance Stock Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 9
Other Types of Awards

9.1Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3Dividend Equivalents.

(a)Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code.

(b)Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

9.4Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5Stock Appreciation Rights. Any Participant selected by the Committee may be granted one or more SARs.  SARs may be granted alone or in tandem with Options. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.  The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.  SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

9.6Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.7Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 8. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $1,000,000.

9.8Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

9.9Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

9.10Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that subject to Section 3.2, the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a Termination of Employment, or following a Change in Control of the Company, or because of the Participant’s Retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

9.11Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.12Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

9.13Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company and such portion of the Award shall be null and void and of no force or effect.

9.14Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 9 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 10
Beneficiary Designation

Notwithstanding Section 6.10, 7.3, 8.9 and 9.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
Article 11
Employee Matters

11.1Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or one of its Subsidiaries.

11.2Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.3Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that (i) any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement; or (ii) any current or former chief executive officer, chief financial officer, or executive officer who received incentive-based compensation during the 3 year period preceding the date on which the Company is required to prepare an accounting restatement, regardless of their conduct, reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the Termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement. This provision is intended to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Clawback Provision”). Accordingly, to the extent of any inconsistency between this Section and the Dodd-Frank Clawback Provision, the Dodd-Frank Clawback Provision will prevail. Additionally, to the extent that future rules and regulations are promulgated by the Securities and Exchange Commission or any other federal regulatory agency that would amend, modify or supplement the Dodd-Frank Clawback Provision, this Section shall be deemed modified to the extent required to make this Section consistent with the revised Dodd-Frank Clawback Provision.

Article 12
Change in Control

Notwithstanding any other provision in this Plan, upon the occurrence of a Change in Control, the following shall apply to such Award:
12.1Assumption or Replacement of Awards by Successor. In the event of a Change in Control, any surviving entity or acquiring entity (a “Successor”) may provide for the assumption, conversion or replacement of any outstanding Awards granted under the Plan, which assumption, conversion or replacement will preserve the economic value of such Awards, including without limitation, the aggregate exercise price and ratio of exercise price to stock price. In the alternative, the Company or any Successor may substitute equivalent awards or provide substantially similar consideration to the Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The Company or any Successor may also issue, in place of outstanding Shares of the Company held by a Participant, substantially similar shares or other property subject to repurchase rights no less favorable to such Participant. The Committee shall determine whether any such assumption, conversion, replacement or substitution by a Successor meets the requirements of this Section 12.1.

12.2Conversion of Performance-Based Awards. Except as otherwise provided in this Article 12, upon the occurrence of a Change in Control, each Participant who remains employed at the time of the Change in Control shall, with respect to all outstanding, unvested Awards that are subject to performance-based vesting criteria that are held by such Participant immediately prior to a Change in Control, be converted into time-based awards that shall vest based upon a reasonable time or service-based vesting criteria as determined by the Committee prior to the Change in Control in its sole discretion but not extending beyond the original expiration date of such Awards.

12.3Accelerated Vesting of Awards Upon an Involuntary Termination Following a Change in Control. In the event of an Involuntary Termination within twelve (12) months following a Change in Control, all outstanding Awards held by the Participant on the date of Termination of Employment (including Awards that are subject only to time and service-based vesting criteria and Awards that prior to the Change in Control were subject to performance-based vesting criteria), shall become immediately and fully vested and, to the extent applicable, exercisable, and, to the extent applicable, any restrictions or conditions on such Awards shall immediately lapse, subject to, except as otherwise required by Applicable Law, the Participant executing a general waiver and release of claims in favor of the Company and its Affiliates in a form provided by the Company (a “Release”) with such Release becoming effective in accordance with its terms.

12.4Accelerated Vesting of Awards Upon a Change in Control. If, upon the occurrence of a Change in Control the Successor does not assume, replace or substitute with equivalent awards in the manner contemplated in Section 12.1 (as determined by the Committee prior to the Change in Control in its sole discretion) and/or as a result of which the common stock of the Successor into which the unvested Awards are contemplated to be converted or replaced will not be traded on any public securities market (unless otherwise determined by the Committee), all of the outstanding Awards held by a Participant, including Awards subject to performance-based vesting, held by such Participant shall become vested and, to the extent applicable, exercisable as of immediately prior to such Change in Control.

Article 13
Amendment, Modification, and Termination

13.1Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3), or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type of stock. Except as permitted by Section 4.3, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

13.2Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award (other than Performance Shares or Performance Stock Units) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

13.3Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14
Withholding

14.1Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

14.2Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.
Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.8(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.
If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.
Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.
The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 15
Successors

Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company’s business and/or equity will assume the obligations under the Plan and agree expressly to perform the obligations under the Plan in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under the Plan, the term “Company” will include any successor to the Company’s business and/or equity which executes and delivers an assumption agreement, agreeing to be bound by the obligations under the Plan, or which becomes bound by the terms of the Plan by operation of law or otherwise.
Article 16
Legal Construction

16.1Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2Severability. In the event that any one or more of the provisions of the Plan shall be or become invalid, illegal or unenforceable in any respect or to any degree, the validity, legality and enforceability of the remaining provisions of the Plan shall not be affected thereby. The parties intend to give the terms of the Plan the fullest force and effect so that is any provision shall be found to be invalid or unenforceable, the court reaching such conclusion may modify or interpret such provision in a manner that shall carry out the parties’ intent and shall be valid and enforceable.

16.3Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

16.5Basis of Payments To and From Plan. The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards after an obligation hereunder is accrued upon or after a Change in Control. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

16.6Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.
Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.
It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.
16.7Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

16.8Arbitration. If a Participant or other holder of an Award or person claiming a right under an Award or the Plan wishes to challenge any action of the Committee, the person may do so only by submitting to binding arbitration with respect to such decision. The review by the arbitrator will be limited to determining whether the Participant or other Award holder has proven that the Committee’s decision was arbitrary or capricious. This arbitration will be the sole and exclusive review permitted of the Committee’s decision. Participants, Award holders and persons claiming rights under an Award or the Plan explicitly waive any right to judicial review.

Notice of demand for arbitration will be made in writing to the Committee within thirty (30) days after the applicable decision by the Committee. The arbitrator will be selected by mutual agreement of the Committee and the Participant. If the Committee and the Participant are unable to agree on an arbitrator, the arbitrator will be selected by the American Arbitration Association. The arbitrator, no matter how selected, must be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association. The arbitrator will administer and conduct the arbitration pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. Each side will bear its own fees and expenses, including its own attorney’s fees, and each side will bear one half of the arbitrator’s fees and expenses; provided, however, that the arbitrator will have the discretion to award the prevailing party its fees and expenses. The arbitrator will have no authority to award exemplary, punitive, special, indirect, consequential, or other extracontractual damages. The decision of the arbitrator on the issue(s) presented for arbitration will be final and conclusive and any court of competent jurisdiction may enforce it.
16.9409A Compliance. The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent such requirements are applicable, and shall be limited, construed and interpreted in accordance with such intent.  To the extent that any Award is subject to Section 409A of the Code, it shall be granted and paid in a manner intended to ensure that such Award complies with Section 409A of the Code.  Any provision in the Plan or an Award that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, the Board may at any time (without the consent of a Participant) modify or amend any or all of the provisions of the Plan or an Award to the extent the Board believes in good faith that such action is necessary to conform the provisions of the Plan or an Award with Section 409A of the Code  and the regulations issued thereunder or an exception thereto, regardless of whether such modification or amendment of the Plan and/or Award shall adversely affect the rights of a Participant.  Notwithstanding the foregoing, any tax liabilities arising under Section 409A of the Code will be solely the responsibility of the affected Participants, and in no event shall any member of the Board, the Committee or the Company (or its employees, officers or directors) have any liability to any Participant due to the failure of an Award to satisfy the requirements of Section 409A of the Code.

16.10No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

16.11Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.12Reporting. The Company will provide grantees who are awarded Incentive Stock Options with statements in accordance with Section 6039(b) of the Code and will file a return with the Internal Revenue Service with respect to grantees who are awarded Incentive Stock Options in accordance with Section 6039(a)(1) of the Code. The Company will provide grantees who are awarded Non-Qualified Stock Options with a statement containing the information set forth in Treas. Reg. Section 1.61-15(c)(3).

16.13Facility of Payment. If it shall be found that (i) a Participant entitled to receive any payment under the Plan is physically or mentally incompetent to receive such payment and to give a valid release therefor, and (ii) another person or an institution is then maintaining or has custody of such Participant, and no guardian, committee, or other representative of the estate of such person has been duly appointed by a court of competent jurisdiction, the payment may be made to such other person or institution referred to in (ii) above, and the release shall be a valid and complete discharge for the payment.

16.14Headings. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof or to affect the meaning thereof.

16.15Governing Document. Unless explicitly stated otherwise in a written agreement or document dated on or after the Effective Date, all Awards shall be subject to the terms and conditions set forth in this Plan. For the avoidance of doubt, all Awards granted prior to the Effective Date are subject to the terms and conditions of this Plan.

16.16No Waiver. The failure of a party to insist upon strict adherence to any term of the Plan on any occasion shall not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of the Plan.

Adopted: March 2, 2016

EXHIBIT B

FalconStor Software, Inc.
2016 Outside Directors Equity Compensation Plan

1.
Purpose. The FalconStor Software, Inc. 2016 Outside Directors Equity Compensation Plan (the “Plan”) is established effective as of the 2 day of March, 2016, (the “Effective Date”) to create additional incentive for the non-employee directors of FalconStor Software, Inc., a Delaware corporation, and any successor corporation thereto (collectively referred to as the “Company”) to promote the financial success and progress of the Company and any present or future parent and/or subsidiary corporations of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.
Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have no authority, discretion or power to select the non-employee directors of the Company who will receive options or be granted shares of restricted stock under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted under option or the time at which such options are to be granted, to establish the duration of option grants, to determine the number of shares of restricted stock to be granted or the time at which such shares of restricted stock are to be granted or to alter other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan. All questions of interpretation of the Plan, of any options granted under the Plan (an “Option”) or of any restricted stock granted under the plan (“Restricted Stock” and together with the Options, an “Award”) shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Award. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3.
Eligibility and Type of Awards. Awards may be granted only to directors of the Company who, at the time of such grant, are not employees of the Company or of any parent or subsidiary corporation of the Company (“Outside Directors”) or who had served as an Outside Director within 12 months of the date of grant and who are serving as a consultant to the Company as of the date of the grant. Options granted to Outside Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under section 422(b) of the Code. A person granted an Option is hereinafter referred to as an “Optionee”. A person granted Restricted Stock is hereinafter referred to as a “Grantee” (and together with the Optionees, the “Participants”). Notwithstanding anything contained herein, no Participant may take any action that is prohibited by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission or any other agency thereunder.

4.
Shares Subject to Awards. Options shall be for the purchase of shares of authorized but unissued common stock or treasury shares of common stock of the Company (the “Stock”), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued or granted under the Plan shall be Four Hundred Thousand (400,000) shares. Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan.

5.
Terms, Conditions and Form of Options. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A (the “Option Agreement”), which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

a.
Option Exercise Price. The exercise price per share of Stock subject to an Option shall be the fair market value of a share of the Stock on the close of business on the date of the granting of the Option as reported on the Nasdaq Global Market. To the extent that the Stock of the Company is not listed on the Nasdaq Global Market but is listed on a securities exchange other than the Nasdaq Global Market, the fair market value per share of Stock shall be the closing price on such exchange on the date of granting of the Option. If the Stock of the Company is not listed on the Nasdaq Global Market or another exchange, fair market value shall be the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board of Directors in a manner consistent with the provisions of the Code. If the date of the granting of an Option does not fall on a day on which the Stock of the Company is trading on the Nasdaq Global Market, other securities exchange or the over the counter market, the date on which the Option exercise price shall be established shall be the last day on which the Stock of the Company was so traded prior to the date of the granting Option.

b.
Exercise Period and Exercisability of Options. An Option granted pursuant to the Plan shall be exercisable for a term of ten years. Options granted pursuant to the Plan shall first become exercisable on the day (the “Initial Vesting Date”) which is one year from the date on which the Option was granted. The Option shall first be exercisable on and after the Initial Vesting Date and prior to termination of the Option in an amount equal to the number of Option Shares multiplied by the Vested Ratio (as hereinafter defined) as set forth below, less the number of shares previously acquired upon exercise of any portion of the Option.

The “Vested Ratio” shall mean, on any relevant date, except as otherwise provided herein, the ratio determined as follows:

Vested Ratio
(i)Prior to Initial Vesting Date:	0

On Initial Vesting Date, provided the Optionee’s Service has not terminated prior to such date:	1/3

Plus

(ii)For each full year of the Optionee’s continuous Service from the Initial Vesting Date until the Vested Ratio equals 1/1, an additional:	1/3

For purposes of the Plan, “Service” shall mean the Optionee’s service with the Company or a parent or subsidiary corporation of the Company, whether in the capacity of an employee, a director or a consultant. The Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Company or a parent or subsidiary corporation of the Company, provided that there is no interruption or termination of the Optionee’s Service. For purposes of the Plan, “Year” means the lesser of (i) the time period between regular annual meetings of stockholders of the Company, provided such meetings are held more than three hundred (300) days apart, and (ii) three hundred and sixty five (365) days.

c.
Termination of Optionee. In the event of an Optionee’s termination of Service for any reason other than as a result of death or disability of the Optionee, in which case all Options that have become vested will remain exercisable for the earlier of 36 months or the expiration date of the Options, all Options that have not become vested and exercisable as of the date of such cessation of Service shall be forfeited and to the extent that such Options have become vested and exercisable as of such date, such Options must be exercised, if at all, within ninety (90) days after the Optionee’s termination of Service, after which time such Options shall automatically terminate; provided, however, in the event an Optionee ceases being a director because the Optionee’s Service was terminated for cause, all Options granted hereunder (whether vested or unvested) shall terminate immediately.

d.
Payment of Option Exercise. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (iii) by the delivery to the Company of shares of Stock which have been owned by the holder of the Option for more than six months and which have an aggregate value equal to such exercise price, or (iv) by any combination thereof. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all the shares of Stock to be acquired upon such exercise or the delivery of previously owned shares of Stock.

e.
Transfer of Control. Notwithstanding any other provision in this Plan, in the event there is a Change in Control (as defined below) other than a complete liquidation or dissolution of the Company, all unvested Options shall immediately vest. The Company may, in its sole discretion also determine that, upon the occurrence of a Change in Control (other than a complete liquidation or dissolution of the Company), each outstanding Option (whether vested or unvested) shall terminate within a specified number of days after notice to the Participant, and each such Participant shall receive, with respect to each such Option, an amount in cash per Option (whether vested or unvested) then held, which is the difference between the full exercise price of each such Option and the greatest of (i) the average price per share paid in connection with the Change in Control if such control was acquired by the payment of cash or the then fair market value of the consideration paid for such shares if such control was acquired for consideration other than cash, (ii) the price per share paid in connection with any tender offer for shares of the Company’s Common Stock leading to a Change in Control, or (iii) the mean between the high and low selling price of such stock on the Nasdaq Global Market or other market on which the Company’s Common Stock is then traded on the date of the Change in Control. In the event there is a complete liquidation or dissolution of the Company, to the extent that an Option has not been previously exercised, such Option shall terminate immediately prior to the consummation of such proposed action.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

i.
The acquisition by any individual, entity or group (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions will not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company

ii.
In any 12-month period, the individuals who, as of the beginning of the 12-month period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

iii.
Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, other than a corporate transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such corporate transaction.

iv.
The sale or other disposition of all or substantially all of the assets of the Company to any person, other than a transfer to any corporation or other person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company.

v.	A complete liquidation or dissolution of the Company.

f.	Stockholder Approval. No Option may be granted pursuant to the Plan prior to obtaining stockholder approval of the Plan.

g.	Transferability of Options.

i.
Except as provided in paragraph 5(g)(ii), an Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution or as otherwise required by law.

ii.
Notwithstanding the foregoing, with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as defined below), (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members, (iii) a partnership in which the Optionee and/or one or more Immediate Family Members are the only partners, or (iv) such other person or entity as the Board may permit (individually, a “Permitted Transferee”). For purposes of this paragraph 5(g)(ii) “Immediate Family Members” shall mean the Optionee’s spouse, former spouse, children or grandchildren, whether natural or adopted. As a condition to such transfer, each Permitted Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of the Option Agreement evidencing such Option and any additional restrictions or conditions as the Company may require. Following the transfer of an Option, the term “Optionee” shall refer to the Permitted Transferee, except that, with respect to any requirements of continued Service or provision for the Company’s tax withholding obligations, such term shall refer to the original Optionee. The Company shall have no obligation to notify a Permitted Transferee of any termination of the transferred Option, including an early termination resulting from the termination of Service of the Original Optionee. A Permitted Transferee shall be prohibited from making a subsequent transfer of a transferred Option except to the original Optionee or to another permitted Transferee or as provided in paragraph 5(g)(i).

h.
Re-Pricing of Options / Replacement Options. The Company shall not re-price any Options or issue any replacement Options unless the Option re-pricing or Option replacement shall have been approved by the holders of a majority of the outstanding shares of the Company.

i.	Time for Granting Options. All Options shall be granted, if at all, within three years from the Effective Date.

6.
Terms and Conditions of Restricted Stock: Restricted Stock awarded pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Restricted Stock covered thereby, in substantially the form attached hereto in Exhibit B (the “Restricted Stock Agreement”). Grants of Restricted Stock shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change in Control), not inconsistent with the terms of the Plan, as the Board shall deem desirable:

a.	Grant and Vesting. The Restricted Stock shall be granted at such time as is determined by the Board. Such Restricted Stock shall have the same Vested Ratio as is provided under Section 5(b) hereto.

b.
Grantee Rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Board. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(e) below.

c.
Issuance of Certificates. The Company shall issue, in the Grantee’s name, a certificate or certificates for the shares of Restricted Stock associated with the award promptly after the Grantee accepts such award.

d.
Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Board at the time of grant.

e.
Forfeitability, Non-Transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Board has specified such restrictions have lapsed. Unless otherwise provided by the Board at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

f.	Transfer of Control. Upon the occurrence of a Change in Control as defined in Section 5(e), all outstanding shares of Restricted Stock shall immediately vest.

g.
Termination of Grantee. In the event the Grantee ceases to be an Outside Director or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete a blank stock power. The Board may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.
Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the Option and Restricted Stock Agreements either in connection with the grant of an individual Option or Restricted Stock or in connection with the authorization of a new standard form or forms of Awards; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not be limited to, the authority to grant Options which are immediately exercisable subject to the Company’s right to repurchase any unvested shares of Stock acquired by the Participant on exercise of an Option in the event such Participant’s service as director of the Company is terminated for any reason.

8.
Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, the number of shares to be granted under the Plan and to any outstanding Options or shares of Restricted Stock and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, recapitalization, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

9.
Termination or Amendment of Plan. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the stockholders of the Company, there shall be no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above). In any event, no amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Participant. It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Board shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

10.	Taxes.

a.
The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

b.
If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

11.
Government Regulations. The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

12.	General Provisions.

a.
Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

b.
Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the service of any of its directors at any time.

c.
Limitation of Liability. No member of the Board, or any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

d.
Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Board may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

13.
Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.